UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☒ Preliminary Proxy Statement
 ☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
 ☐ Definitive Proxy Statement
 ☐ Definitive Additional Materials
 ☐ Soliciting Material Pursuant to Rule 14a-12

MOVANO INC.
(Name of Registrant as Specified in its Certificate of Incorporation)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

6800 Koll Center Parkway
Pleasanton, CA 94566
August 29, 2025
Dear Stockholder:
You are cordially invited to attend the annual meeting of stockholders of Movano Inc. to be held at 1:00 p.m., Pacific Time, on September 26, 2025. The annual meeting will be held solely by means of remote communication. The virtual meeting technology we employ provides expanded access, improved communication and cost savings for our stockholders. You will be able to attend the annual meeting online and submit your questions during the meeting by visiting https://www.virtualshareholdermeeting.com/MOVE2025. You will also be able to vote your shares electronically at the annual meeting. Additional information on how to participate in this year’s annual meeting can be found beginning on page 4 of the accompanying Proxy Statement.
Details of the business to be conducted at the annual meeting are provided in the enclosed Notice of Annual Meeting of Stockholders and Proxy Statement, each of which we urge you to read carefully. In addition, enclosed are a proxy card and a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024. On or about August 29, 2025, we are mailing to our stockholders of record paper copies of the Proxy Statement and form of proxy card, as well as providing access to those proxy materials on a publicly accessible website.
We look forward to your participation in the annual meeting by attending via remote communications or by submitting your proxy. Further details regarding the matters to be acted upon at the annual meeting appear in the proxy materials and the accompanying Proxy Statement. Please give this material your careful attention.

Very truly yours,

/s/ John Mastrototaro

John Mastrototaro
Chief Executive Officer

MOVANO INC.
6800 Koll Center Parkway
Pleasanton, CA 94566

NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS
to be held on September 26, 2025
To the Stockholders of Movano Inc.:
NOTICE IS HEREBY GIVEN that the 2025 annual meeting of Stockholders of Movano Inc., a Delaware corporation, will take place at 1:00 p.m. Pacific Time, on September 26, 2025. The annual meeting will be a virtual meeting, held solely by means of remote communications at https://www.virtualshareholdermeeting.com/MOVE2025 for the following purposes:
1.
To elect the two nominees to the Board of Directors nominated by the Board of Directors and named in the enclosed proxy statement to serve for three year terms as Class I directors, until their respective successors are duly elected and qualified or until their earlier death, resignation, or removal.

2.
To approve amendments to the Company’s certificate of incorporation (the “Certificate of Incorporation”) effecting reverse stock splits of our common stock at ratios between 1-for-2 and 1-for-15, inclusive, one of which reverse stock split ratios will be chosen, at the discretion of our Board of Directors on or prior to the one-year anniversary of the date of the annual meeting, and the remainder of which reverse stock split ratios will be abandoned.

3.
To approve an amendment to the Certificate of Incorporation increasing the number of authorized shares of common stock from 500,000,000 to 2,000,000,000 shares (and correspondingly increasing the total number of authorized shares of all capital stock of the Company).

4.	To ratify the appointment of RBSM LLP as our independent registered public accounting firm for 2025.
5.	To transact such other business as may properly come before the annual meeting and any adjournments or postponements thereof.
In accordance with U.S. Securities and Exchange Commission rules, we are furnishing these proxy materials and our 2024 Annual Report to Stockholders, which includes our Annual Report on Form 10-K for the year ended December 31, 2024, via the internet. On or about August 29, 2025, we are mailing to our stockholders of record paper copies of the Proxy Statement, form of proxy card, and a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as well as providing access to those proxy materials on a publicly accessible website. Only stockholders of record at the close of business on August 26, 2025, the record date fixed by the Board of Directors, are entitled to notice of and to vote at the annual meeting and any adjournment or postponement thereof.

By Order of the Board of Directors,

/s/ Jeremy Cogan

Jeremy Cogan
Chief Financial Officer and Secretary

Pleasanton, California
August 29, 2025
This Notice of Annual Meeting and Proxy Statement are first being distributed or made available, as the case may be, on or about August 29, 2025.
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting:
This Proxy Statement and our Annual Report are available free of charge at
www.proxyvote.com.

MOVANO INC.
6800 Koll Center Parkway
Pleasanton, CA 94566
PROXY STATEMENT
The Board of Directors (the “Board”) of Movano Inc. (the “Company,” “Movano,” “we,” “us” or “our”) is providing these materials to you in connection with Movano’s 2025 annual meeting of stockholders (together with any adjournment or postponement thereof, the “Annual Meeting”). The Annual Meeting will take place at 1:00 p.m. Pacific Time, on September 26, 2025 and will be held solely by means of remote communication at https://www.virtualshareholdermeeting.com/MOVE2025. This proxy statement and the form of proxy is being mailed to stockholders on or about August 29, 2025.

GENERAL INFORMATION
Why am I receiving these materials?
The Company is providing you this Proxy Statement, the accompanying Proxy Card and a copy of our Annual Report for the year ended December 31, 2024, containing audited financial statements, in connection with our Annual Meeting of Shareholders or any adjournments or postponements thereof. The Annual Meeting will take place at 1:00 p.m. Pacific Time, on September 26, 2025 and will be held on the internet at https://www.virtualshareholdermeeting.com/MOVE2025. As a stockholder of the Company, you are cordially invited to attend the Annual Meeting and are encouraged to exercise your right to vote on the matters described in this Proxy Statement. The accompanying Proxy is solicited on behalf of the Board of the Company. We are mailing this Proxy Statement and the accompanying Proxy Card and a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 to our stockholders on or about August 29, 2025.
What is a proxy?
The Board is asking for your proxy. This means you authorize persons selected by us to vote your shares at the Annual Meeting in the way that you instruct. We have designated two of our executive officers to serve as proxy holders for the Annual Meeting. All shares represented by valid proxies received before the vote at the Annual Meeting will be voted in accordance with the stockholder’s specific voting instructions.
What is included in these materials?
These materials include:
•	this proxy statement for the Annual Meeting;
•	a proxy card for the Annual Meeting; and
•	the 2024 Annual Report to Stockholders, which includes our Annual Report on Form 10-K for the year ended December 31, 2024.
What items will be voted on at the Annual Meeting?
There are four proposals scheduled to be voted on at the Annual Meeting:
•
the election of the two nominees to the Board nominated by our Board to serve for three year terms as Class I directors, until their respective successors are duly elected and qualified or until their earlier death, resignation or removal;

•
the approval of amendments to the Company’s certificate of incorporation (the “Certificate of Incorporation”) effecting reverse stock splits of our common stock at ratios between 1-for-2 and 1-for-15, inclusive, one of which reverse stock split ratios will be chosen, at the discretion of our Board on or prior to the one-year anniversary of the date of the Annual Meeting, and the remainder of which reverse stock split ratios will be abandoned (the “Reverse Stock Split Proposal”);

•
the approval of an amendment to Certificate of Incorporation increasing the number of authorized shares of common stock from 500,000,000 shares to 2,000,000,000 shares (and correspondingly increasing the total number of authorized shares of all capital stock of the Company); and

•	the ratification of the Audit Committee’s appointment of RBSM LLP (“RBSM”) as our independent registered public accounting firm for the fiscal year ending December 31, 2025.
The Board is not aware of any other matters to be brought before the Annual Meeting. If other matters are properly raised at the Annual Meeting, the proxy holders may vote any shares represented by proxy in their discretion.

What are the Board’s voting recommendations?
The Board recommends that you vote your shares:
•	FOR the two nominees to the Board nominated by our Board to serve for three year terms as Class I directors;
•
FOR the approval of amendments to the Certificate of Incorporation effecting reverse stock splits of our common stock at ratios between 1-for-2 and 1-for-15, inclusive, one of which reverse stock split ratios will be chosen, at the discretion of our Board on or prior to the one-year anniversary of the date of the Annual Meeting, and the remainder of which reverse stock split ratios will be abandoned;

•
FOR the approval of an amendment to the Certificate of Incorporation increasing the number of authorized shares of common stock from 500,000,000 shares to 2,000,000,000 (and correspondingly increasing the total number of authorized shares of all capital stock of the Company); and

•	FOR the ratification of the Audit Committee’s appointment of RBSM as our independent registered public accounting firm for 2025.
When is the record date and who is entitled to vote?
Our Board set August 26, 2025 as the record date for determining the holders of shares of our common stock entitled to notice of and to vote at the Annual Meeting. Holders of record of shares of our common stock as of the close of business on the record date will be entitled to notice of and to vote at the Annual Meeting. At the close of business on the record date, there were [  ] shares of our common stock issued and outstanding and entitled to vote. Each share of our common stock is entitled to one vote on any matter presented to stockholders at the Annual Meeting. You will need to obtain your own Internet access if you choose to attend the Annual Meeting by means of remote communication and/or vote over the Internet. A complete list of stockholders entitled to vote at the Annual Meeting will be available for inspection by any stockholder for any purpose germane to the Annual Meeting for a period of ten days ending on the day before the date of the Annual Meeting during ordinary business hours at our principal executive offices located at 6800 Koll Center Parkway, Pleasanton, CA 94566. Any stockholder who wishes to inspect the stockholder list for any purpose germane to the Annual Meeting during such time period may call our Investor Relations department at 1 (415) 651-3172 to schedule an appointment.
To attend and participate in the Annual Meeting, you will need the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. The meeting webcast will begin promptly at 1:00 pm Pacific Time. We encourage you to access the Annual Meeting prior to the start time. Online check-in will begin shortly before the Annual Meeting on September 26, 2025.
What is a stockholder of record?
A stockholder of record or registered stockholder is a stockholder whose ownership of Movano stock is reflected directly on the books and records of our transfer agent, Pacific Stock Transfer Company. If you hold stock through an account with a bank, broker or similar organization, you are considered the beneficial owner of shares held in “street name” and are not a stockholder of record. For shares held in street name, the stockholder of record is your bank, broker or similar organization. We only have access to stock ownership information for registered stockholders. As described below, if you are not a stockholder of record, you will not be able to attend the Annual Meeting via remote communication and vote your shares unless you have a legal proxy from the stockholder of record authorizing you to vote your shares.
How do I vote my shares without attending the Annual Meeting?
We recommend that stockholders vote by proxy even if they plan to attend and vote at the Annual Meeting. If you are a stockholder of record as of the record date for the Annual Meeting, there are three ways to vote by proxy:
•	By telephone. You can vote by calling 1-800-690-6903 with the control number included on your proxy card.
•	By Internet. You can vote over the Internet at www.proxyvote.com by following the instructions on your proxy card.
•	By mail. You can vote by mail by signing, dating and mailing the proxy card, which you may have received by mail.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern Time, on September 25, 2025.
If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions on how to vote from the bank, broker or holder of record. You must follow the instructions of such bank, broker or holder of record in order for your shares to be voted.
How can I attend and vote at the Annual Meeting?
We will be hosting the Annual Meeting live via remote communication. Any stockholder of record as of the record date for the Annual Meeting can attend the Annual Meeting via remote communication at https://www.virtualshareholdermeeting.com/MOVE2025. If you were a stockholder as of the record date for the Annual Meeting, or you hold a valid proxy for the Annual Meeting from a stockholder of record as of such record date, you can attend and vote at the Annual Meeting. A summary of the information you need to attend the Annual Meeting is provided below:
•	Instructions on how to attend, vote, and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at https://www.virtualshareholdermeeting.com/MOVE2025.
•	Assistance with questions regarding how to attend, vote, and participate via the Internet will be provided at https://www.virtualshareholdermeeting.com/MOVE2025 on the day of the Annual Meeting.
•	Webcast starts at 1:00 pm Pacific Time.
•	You will need your 16-Digit Control Number to attend, vote, and participate at the Annual Meeting.
•	Stockholders may submit questions while attending the Annual Meeting. Stockholders may also submit questions in advance of the Annual Meeting via email at the following email address: ir@movano.com.
•	Webcast replay of the Annual Meeting will be available until September 26, 2026.
To attend, vote, and participate in the Annual Meeting, you will need the 16-digit control number included in your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker.
How can I change or revoke my vote?
If you are a stockholder of record as of the record date for the Annual Meeting, you may change or revoke your proxy any time before it is voted at the Annual Meeting by:
•	timely delivering a properly executed, later-dated proxy or submitting a proxy with new voting instructions using the telephone or internet voting system;
•	delivering a written revocation of your proxy to our Secretary at our principal executive offices; or
•	voting during the Annual Meeting.
If you hold your shares beneficially in street name, you may change your vote by submitting new voting instructions to your bank, broker or nominee following the instructions they provide.
What happens if I do not give specific voting instructions?
Stockholders of record. If you are a stockholder of record as of the record date for the Annual Meeting and you submit your proxy or sign and return a proxy card without giving specific voting instructions, then the proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion for any other matters properly presented for a vote at the Annual Meeting.
Beneficial owners of shares held in “street name.” If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters.

If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is referred to as a “broker non-vote.”
What is the quorum for the Annual Meeting?
The presence in person or by proxy of the holders representing not less than one-third in voting power of the outstanding shares of our common stock entitled to vote at the Annual Meeting shall be necessary and sufficient to constitute a quorum entitled to vote is necessary for the transaction of business at the Annual Meeting. This is called a quorum.
What is the voting requirement to approve each of the proposals?
The following are the voting requirements for each proposal:
•	Proposal 1: Election of Directors. The two nominees receiving the highest number of votes cast by stockholders at the Annual Meeting will be elected as directors.
•
Proposal 2: Approval of Amendment to Certificate of Incorporation. The approval of amendments to the Certificate of Incorporation to effect reverse stock splits of our common stock at ratios between 1-for-2 and 1-for-15, inclusive, one of which reverse stock split ratios will be chosen, at the discretion of our Board on or prior to the one-year anniversary of the date of the Annual Meeting, and the remainder of which reverse stock split ratios will be abandoned requires that the votes cast for the amendment exceed the votes cast against the amendment.

•
Proposal 3: Approval of Amendment to Certificate of Incorporation. The approval of the amendment to our Certificate of Incorporation to increase the number of authorized shares of Common Stock from 500,000,000 to 2,000,000,000 shares (and to correspondingly increase the total number of authorized shares of all capital stock of the Company) requires that the votes cast for the amendment exceed the votes cast against the amendment.

•
Proposal 4: Ratification of Appointment of Independent Registered Public Accounting Firm. The Audit Committee’s appointment of RBSM as our independent registered public accounting firm for 2025 may be ratified by the affirmative vote of the holders of a majority in voting power of the shares of stock of the Company which are present in person or by proxy and entitled to vote thereon.

Which ballot measures are considered “routine” or “non-routine”?
The election of directors (“Proposal 1”) is considered to be a non-routine matter under applicable rules. A broker or other nominee cannot vote without instructions on non-routine matters, and therefore there may be broker non-votes on Proposal 1.
The approval of amendments to the Certificate of Incorporation to effect reverse stock splits of our common stock at ratios between 1-for-2 and 1-for-15, inclusive, one of which reverse stock split ratios will be chosen, at the discretion of our Board on or prior to the one-year anniversary of the date of the Annual Meeting, and the remainder of which reverse stock split ratios will be abandoned (“Proposal 2”), approval of the amendment to the Certificate of Incorporation to increase the number of authorized shares of Common Stock from 500,000,000 shares to 2,000,000,000 shares (“Proposal 3”) and the ratification of the appointment of RBSM as our independent registered public accounting firm for 2025 (“Proposal 4”) are considered to be routine matters under applicable rules. A broker or other nominee may generally vote on routine matters, so we do not expect there will be any broker non-votes with respect to Proposals 2, 3 or 4.
How are abstentions and broker non-votes treated?
Broker non-votes and abstentions are counted for purposes of determining whether a quorum is present at the Annual Meeting. Broker non-votes will have no effect on Proposal 1. Broker non-votes are not expected to occur with respect to Proposals 2, 3 or 4.
Abstentions will be counted as votes present and entitled to vote on the proposals considered at the Annual Meeting, but will not be considered as a vote cast. Therefore, abstentions will have no effect on Proposals 1, 2 or 3 and will have the effect of votes against Proposal 4.

Who pays for solicitation of proxies?
The Company is paying the cost of soliciting proxies and will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for sending proxy materials to stockholders and obtaining their votes. In addition to soliciting the proxies by mail, certain of our directors, officers and regular employees, without compensation, may solicit proxies personally or by telephone, facsimile and email.
Where can I find the voting results of the Annual Meeting?
We will announce voting results in a Current Report on Form 8-K filed with the SEC within four business days following the Annual Meeting.
What is the deadline to propose actions for consideration or to nominate individuals to serve as directors as the Annual Meeting?
Requirements for Stockholder Proposals to Be Considered for Inclusion in the Company’s 2025 Proxy Materials. Stockholder proposals to be considered for inclusion in the proxy statement and form of proxy relating to the Annual Meeting under Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) must have been received by August 22, 2025. In addition, all proposals will need to comply with Rule 14a-8 Exchange Act, which lists the requirements for the inclusion of stockholder proposals in company-sponsored proxy materials. Stockholder proposals under Rule 14a-8 of the Exchange Act must be delivered to the Company’s Secretary at 6800 Koll Center Parkway, Pleasanton, California 94566.
Requirements for Stockholder Proposals to Be Brought Before the Annual Meeting. Under our bylaws, notice of any director nomination or other proposal that a stockholder intends to present at the Annual Meeting, but does not intend to have included in the proxy statement and form of proxy relating to the Annual Meeting under Rule 14a-8 of the Exchange Act, must have been delivered to the Company’s Secretary at 6800 Koll Center Parkway, Pleasanton, California 94566 not later than the close of business on August 29, 2025. In addition, such notice must have set forth the information required by our bylaws with respect to each director nomination or other proposal that was intended to be presented at the Annual Meeting. In addition to satisfying the foregoing requirements under the Company’s bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must have provided notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than August 29, 2025.
What is the deadline to propose actions for consideration or to nominate individuals to serve as directors at the 2026 annual meeting of stockholders?
Requirements for Stockholder Proposals to Be Considered for Inclusion in the Company’s 2026 Proxy Materials. Stockholder proposals to be considered for inclusion in the proxy statement and form of proxy relating to the 2026 annual meeting of stockholders under Rule 14a-8 of the Exchange Act must be received by May 1, 2026. In addition, all proposals will need to comply with Rule 14a-8 of the Exchange Act, which lists the requirements for the inclusion of stockholder proposals in company-sponsored proxy materials. Stockholder proposals under Rule 14a-8 of the Exchange Act must be delivered to the Company’s Secretary at 6800 Koll Center Parkway, Pleasanton, California 94566.
Requirements for Stockholder Proposals to Be Brought Before the 2026 Annual Meeting of Stockholders. Notice of any director nomination or other proposal that a stockholder intends to present at the 2026 annual meeting of stockholders, but does not intend to have included in the proxy statement and form of proxy relating to the 2026 annual meeting of stockholders under Rule 14a-8 of the Exchange Act, must be delivered to the Company’s Secretary at 6800 Koll Center Parkway, Pleasanton, California 94566 not earlier than the close of business on May 29, 2026 and not later than the close of business on June 28, 2026. In addition, such notice must set forth the information required by our bylaws with respect to each director nomination or other proposal that is intended to be presented by a stockholder at the 2026 annual meeting of stockholders.
In addition to satisfying the foregoing requirements under the Company’s bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than July 28, 2026.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information regarding beneficial ownership of our voting stock as of [ ], 2025 by:
•	each person or group of affiliated persons known by us to be the beneficial owner of more than 5% of any class of our voting stock;
•	each executive officer included in the Summary Compensation Table below;
•	each of our directors;
•	each person nominated to become director; and
•	all executive officers, directors and nominees as a group.
Unless otherwise noted below, the address of each person listed on the table is c/o Movano Inc. at 6800 Koll Center Parkway, Pleasanton, California 94566. To our knowledge, each person listed below has sole voting and investment power over the shares shown as beneficially owned except to the extent jointly owned with spouses or otherwise noted below.
Beneficial ownership is determined in accordance with the rules of the SEC. The information does not necessarily indicate ownership for any other purpose. Under these rules, shares of stock which a person has the right to acquire (i.e., by the exercise of an option or warrant) within 60 days after [ ], 2025 are deemed to be beneficially owned and outstanding for purposes of calculating the number of shares and the percentage beneficially owned by that person. However, these shares are not deemed to be beneficially owned and outstanding for purposes of computing the percentage beneficially owned by any other person. The applicable percentage of common stock as of [  ], 2025 is based upon [  ] shares outstanding on that date.

Name and Address of Beneficial Owner	Shares of Common Stock	Shares Underlying Options and Warrants	Number of Shares Beneficially Owned	Percentage of Class
Directors and Executive Officers
Rubén Caballero	67,609	41,469	109,078	1.3%
J. Cogan(1)	236,300	45,572	281,872	3.4%
Brian Cullinan	118,356	7,175	125,531	1.5%
Emily Wang Fairbairn(2)	487,860	5,336	493,196	5.9%
Michael Leabman	216,163	118,258	334,421	4.0%
John Mastrototaro	246,221	197,199	443,420	5.2%
Shaheen Wirk	47,727	2,494	50,221	*
Directors and Executive Officers as a group (7 persons)	1,420,236	417,502	1,837,738	21.1%

Five Percent Stockholders
Malcolm Fairbairn(3)	367,573	—	367,573	4.4%
Leabman Holdings, LLC(4)	375,339	124,996	500,335	5.9%
Peter Appel(5)	648,797	191,882	840,679	9.9%

•	Less than one percent.
(1)
52,042 shares of common stock and 3,596 warrants to purchase one share of common stock are held by the Cogan/Goldberg Living Trust, the Jesse Gabriel Goldberg Cogan Irrevocable Trust and Maya Brooke Cogan Irrevocable Trust. J. Cogan is a trustee of each of these trusts as a result of which he has voting and dispositive power over such securities. Mr. Cogan disclaims any beneficial ownership of such shares except to the extent of his pecuniary interests therein.

(2)
35,239 shares of common stock are held by Valley High Partners, LP and 332,334 shares of common stock are held by the Malcolm P. Fairbairn and Emily T. Fairbairn Charitable Remainder Unitrust (the “Charitable Trust”). In addition, the Charitable Trust holds warrants to purchase 318,620 shares of common which are not exercisable within 60 days of August 26, 2025. Emily Fairbairn and Malcolm Fairbairn are trustees of the Charitable Trust and share voting and dispositive power over the shares held by the Charitable Trust. Ms. Fairbairn disclaims any beneficial ownership of such shares except to the extent of her pecuniary interests therein.

(3)
35,239 shares of common stock are held by Valley High Partners, LP and 332,334 shares of common stock are held by the Charitable Trust. In addition, the Charitable Trust holds warrants to purchase 318,620 shares of common which are not exercisable within 60 days of August 26, 2025. Emily Fairbairn and Malcolm Fairbairn are trustees of the Charitable Trust and share voting and dispositive power over the shares held by the Charitable Trust. Mr. Fairbairn disclaims any beneficial ownership of such shares except to the extent of his pecuniary interests therein.

(4)
The address of Leabman Holdings LLC is 8010 E. Cedar Avenue, Denver, Colorado 80230. DvineWave Irrevocable Trust dated December 12, 2012 (“DvineWave”) is the sole member and manager of Leabman Holdings. Gregory Tamkin and Dorsey & Whitney Trust Company, LLC are the co-trustees of DvineWave and share voting and dispositive power with respect to all securities held by Leabman Holdings. This information is based solely on a Schedule 13G filed jointly with the SEC on April 9, 2024 by Gregory Tamkin, DvineWave and Dorsey & Whitney Trust Company, LLC.

(5)
In addition, Mr. Appel holds warrants to purchase 607,010 shares of common which are not exercisable within 60 days of August 26, 2025. The address of Mr. Appel is 3505 Main Lodge Drive, Coconut Grove, FL 33133. This information is based solely on a Schedule 13G filed with the SEC on April 10, 2024.

PROPOSAL 1—ELECTION OF DIRECTORS
General
At the 2025 Annual Meeting, two Class I directors are to be elected to hold office until the 2028 Annual Meeting, until their respective successors are duly elected and qualified, or until their earlier death, resignation or removal.
Our Board currently consists of six members and is divided into three classes serving terms of three years. Stockholders elect one class of directors at each annual meeting of our stockholders. The class up for election at the 2025 Annual Meeting is Class I, whose members are currently Emily Wang Fairbairn and Michael Leabman.
Upon the recommendation of the Corporate Governance and Nominating Committee of our Board, our Board has nominated and recommended Emily Wang Fairbairn and Michael Leabman for election to our Board as Class I directors.
Shares represented by all proxies received by us and not marked so as to withhold authority to vote for any individual nominee will be voted “FOR” the election of the nominees named below. The Board knows of no reason why any nominee would be unable or unwilling to serve, but if such should be the case, proxies may be voted for the election of some other person nominated by the Board.
The following table sets forth the nominees to be elected at the Annual Meeting, the year each director was first elected as a director, and the positions currently held by each director with the Company.

Nominee’s or Director’s Name	Year First Became Director	Position with the Company
Emily Wang Fairbairn	2018	Director and Chair of the Board
Michael Leabman	2018	Chief Technology Officer and Director

Vote Required for Approval
The two nominees receiving the highest number of votes cast by stockholders at the Annual Meeting will be elected as directors.
Board Recommendation
The Board unanimously recommends that the stockholders vote “FOR” each of the two nominees named above.

INFORMATION CONCERNING CONTINUING DIRECTORS AND NOMINEES FOR DIRECTOR
Set forth below is background information for each continuing director and nominee for director, as well as information regarding additional experience, qualifications, attributes or skills that led the Board to conclude that each director or nominee should serve on the Board.
Nominees for Class I Directors
Emily Wang Fairbairn, age 63, has served as a director of the Company and Chair of the Board since March 2018. Ms. Fairbairn was co-founder and CEO of multi-billion-dollar hedge fund, Ascend Capital, from 1999 to 2018. The firm established a long/short equity hedge fund business focused on managing assets for institutional clients such as pensions, endowments and public companies. From 1987 to 1997, Ms. Fairbairn built a successful practice managing equity portfolios for high net worth clients for Merrill Lynch. From 1985 to 1987 Ms. Fairbairn worked as a process engineer and supervisor for Pepsi’s Frito-Lay brand. Ms. Fairbairn is an active philanthropist with a history of supporting education, athletics, and medical research. Since July 2021, Ms. Fairbairn has served as a member of the board of directors of IN8bio, Inc. (Nasdaq: INAB). Ms. Fairbairn not only serves on the funding board of MIT Sandbox Innovation Fund to actively mentor entrepreneurs, but also serves as a board member and mentor to young enterprises for CodeLogic, Inc. and Acelab Inc. Ms. Fairbairn received her Bachelor of Science in chemical engineering from California State Polytechnic University Pomona. We believe Ms. Fairbairn is qualified to serve on our board of directors based on her background, experience, qualifications, attributes and skills, including her background in investment and finance matters, and extensive executive leadership and management experience.
Michael Leabman, age 52, founded the Company and has served as a member of its board of directors since January 2018, and as Chief Technology Officer since April 1st, 2021. As a serial entrepreneur with a passion for envisioning, inventing and executing, Mr. Leabman has previously founded four other companies in the wireless space and has more than 200 patents issued in smart antenna array for telecom/power. Most recently, Mr. Leabman founded Energous Corporation (Nasdaq: WATT), a wireless charging company, in October 2012, and served as a member of its board of directors from October 2012 until May 2018, and its Chief Technology Officer from October 2013 until January 2018. Prior to Energous, Mr. Leabman founded and served as President of TruePath Wireless, a service provider and equipment provider in the broadband communications industry and founded and served as CTO for DataRunway Inc., a wireless communication company providing broadband internet to airlines. Mr. Leabman received both his Bachelor of Science degree and Master of Engineering degree in electrical engineering from the Massachusetts Institute of Technology. We believe Mr. Leabman is qualified to serve as a member of our board of directors based on his background, experience, qualifications, attributes and skills, including founding our Company and his executive leadership and technical experience in the wireless and broadband communications industry.
Other Continuing Members of Our Board of Directors
John Mastrototaro, Ph.D., age 65, has served as a director of the Company since December 2020 and as President and CEO since April 2021. Mr. Mastrototaro has over 30 years of experience in the medical device industry, leading innovation and bringing new products to the market. Mr. Mastrototaro served as the Chief Operating Officer of Orthosensor, Inc. from 2017 to March 2021. Previously, Mr. Mastrototaro spent the majority of his career with Medtronic, PLC. and MiniMed, Inc., where he was instrumental in initiating and leading a series of firsts in the world of diabetes, including the ambulatory continuous glucose monitoring system, the sensor augmented insulin pump and the early generations of the artificial pancreas. Prior to joining Orthosensor, Mr. Mastrototaro was Medtronic’s first VP of Informatics from 2013 to 2017, a role in which he helped develop a corporate strategy for the use of data and analytics to improve healthcare delivery. During his tenure in Medtronic’s Diabetes division, Mr. Mastrototaro held a number of positions, including CTO, VP of R&D and Business Development and Global VP of Clinical Research and Health Affairs. Mr. Mastrototaro started his career with Eli Lilly. He holds a B.A. in Mathematics and Physics from Holy Cross College and M.S. and Ph.D. in Biomedical Engineering from Duke University. Mr. Mastrototaro has authored over 50 peer reviewed manuscripts and holds over 60 US patents. We believe Mr. Mastrototaro is qualified to serve on our board of directors based on his background, experience, qualifications, attributes and skills, and that his significant knowledge of, and breadth of experience in, the medical device industry in general and diabetes monitoring and care in particular provides valuable insight to our board.

Rubén Caballero, age 57, has served as a director of the Company since November 2019. Since June 2024, Mr. Caballero has served as Chief Engineer and Strategy Officer at Humane Inc. From April 2020 until June 2024, Mr. Caballero served as Microsoft’s Corporate Vice President of Devices & Technology Engineering for the Mixed Reality Division, where he oversaw Mixed Reality, AI and other special projects. Mr. Caballero served as a Vice President of Engineering at Apple from 2005 until April 2019, where he was one of the founding leaders of the iPhone hardware design team and later expanded his role to include iPad, Apple Watch, Macintosh, and other hardware products. Mr. Caballero’s senior role at Apple provided him with the opportunity to build and scale global teams, including the Wireless Design and Technology team for all the products/ecosystems at Apple, including the iPhone, iPad, Macs, AirPods, HomePod, and accessories. Before Apple, Mr. Caballero worked at two start-ups, where he led efforts for designing innovative products and core technology for wireless networked audio components and devices. Since August 2019, Mr. Caballero has served as a member of the board of directors of Resonant Inc. (Nasdaq: RESN), a company that is working to transform the way radio frequency, or RF, front-ends are being designed and delivered for mobile handset and wireless devices. Mr. Caballero received a Bachelor’s degree in Electrical Engineering from École Polytechnique de Montréal, a Master in Electrical Engineering from New Mexico State University and an Honorary Doctorate from École Polytechnique de Montréal. We believe Mr. Caballero is qualified to serve on our board of directors based on his extensive experience in the technology industry, and his technical expertise gained from working with wireless technologies and commercializing products for one of the world’s largest technology companies.
Brian Cullinan, age 65, has served as a director of the Company since August 2020. Mr. Cullinan was a partner at PricewaterhouseCoopers LLP (“PwC”) from July 1997 through June 2020. While at PwC, Mr. Cullinan served as a Senior Relationship and Global Engagement Partner with responsibility for numerous PwC Fortune 500 clients. In addition, he served on PwC’s U.S. Board of Partners & Principals from 2010 to 2018, including two terms as Lead Director from 2012 to 2016. Mr. Cullinan simultaneously served as a member of PwC’s Global Board from 2013 to 2017 and as Managing Partner – Southwest Region from 2011 to 2017. Mr. Cullinan has served in numerous other leadership roles during his career at PwC, including West Region Assurance Leader from 2009 to 2012 and U.S. Entertainment, Media & Communications Assurance Leader from 2007 to 2009. He received a Bachelor of Arts from Cornell University and a Master of Science in Financial Accounting from Northeastern University. We believe Mr. Cullinan is qualified to serve on our board of directors based on his extensive knowledge of, and experience in, the application of accounting principles and the financial reporting process, as well as his extensive executive leadership and management experience.
Dr. Shaheen Wirk, age 48, is a leader in healthcare dedicated investment with a track record of success in medicine, partnerships, and research. With over 20 years of investment experience in public and private life science companies, Dr. Wirk is the founder and Chief Investment Officer of Palkon Capital Management, a healthcare dedicated investment firm launched in partnership with Julian Robertson and Tiger Management. Formerly, Dr. Wirk was a senior analyst at Bridger Capital. He is the founder of the advisory firm Blue Cotinga and was an early employee at MercuryMD, which was successfully acquired by the Thomson Corp. He currently serves on several boards and associations including Tvardi Therapeutics and the Duke University School of Medicine’s Medical Alumni Council, the leadership group for the Medical Alumni Association. Dr. Wirk completed research training programs in oncology and trauma surgery at the University of Texas MD Anderson Cancer Center, Rabin Medical Center through the National Institutes of Health Fogarty International Center, and Duke University Medical Center. Dr. Wirk earned his M.D., M.B.A., and B.S. degrees from Duke University. We believe Dr. Wirk is qualified to serve on our board of directors based on his extensive experience with healthcare investment and his hands-on experience gained through medical research training programs.

INFORMATION CONCERNING EXECUTIVE OFFICERS
Set forth below is background information relating to our executive officers:

Name	Age	Position
John Mastrototaro	65	Chief Executive Officer and Director
Michael Leabman	52	Founder, Chief Technology Officer and Director
Jeremy (“J.”) Cogan	56	Chief Financial Officer

John Mastrototaro is discussed above under Information Concerning Directors and Nominees for Director.
Michael Leabman is discussed above under Information Concerning Directors and Nominees for Director.
J. Cogan has served as the Company’s Chief Financial Officer since May 2019. Mr. Cogan brings 30 years of financial experience to the Company. From July 2007 to December 2018, Mr. Cogan managed the Leisure & Media portfolio at Ascend Capital, a multi-billion-dollar, long/short equity hedge fund, based in the San Francisco Bay Area. At Ascend, he was also a member of the firm’s Executive Committee. From January 1995 to May 2007, Mr. Cogan was a member of the equity research team at Banc of America Securities LLC (and its predecessors). For the majority of his tenure at Banc of America Securities, Mr. Cogan was a Principal and Senior Equity Research Analyst, responsible for the Gaming and Lodging sectors. Mr. Cogan received a Bachelor of Arts degree in Communications from the University of Pennsylvania.

CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS
Director Independence
Our Board has determined that each of Rubén Caballero, Brian Cullinan, Emily Fairbairn, and Shaheen Wirk are “independent directors” as such term is defined by Nasdaq Marketplace Rule 5605(a)(2).
Board Leadership Structure
The Board has an independent chairperson, meaning that the positions of Chair of the Board and Chief Executive Officer are not held by a single individual. The Board believes that having an independent chairperson ensures that management is subject to independent and objective oversight and the independent directors have an active voice in the governance of the Company.
Policy Governing Security Holder Communications with the Board of Directors
Security holders who wish to communicate directly with the Board, the independent directors of the Board or any individual member of the Board may do so by sending such communication by certified mail addressed to the Chair of the Board, the entire Board, to the independent directors as a group or to the individual director or directors, in each case, c/o Secretary, Movano Inc., 6800 Koll Center Parkway, Pleasanton, California 94566. The Secretary reviews any such security holder communication and forwards relevant communications to the addressee.
Insider Trading, Anti-Hedging and Pledging Policies
We have adopted an Insider Trading Policy containing policies and procedures governing the purchase, sale and/or other dispositions of our securities by our directors, officers, and employees, as well as by the Company itself. Such policies and procedures are reasonably designed to promote compliance with insider trading laws, rules and regulations, and any listing standards applicable to us. Our Insider Trading Policy has been filed as required by the rules and regulations of the SEC.
Pursuant to the Company’s Insider Trading Policy, directors, officers, employees and and/or consultants of the Company and its affiliates, as well as any immediate family members sharing the household of any of the foregoing are prohibited from engaging in transactions in publicly traded options, such as puts, calls and other derivative securities, relating to the Company.
Policies Regarding Director Nominations
The Board has delegated to its Corporate Governance and Nominating Committee responsibility for establishing membership criteria for the Board, identifying individuals qualified to become directors consistent with such criteria and recommending the director nominees.
The Corporate Governance and Nominating Committee is responsible for, among other things: (1) recommending to the Board persons to serve as members of the Board, (2) considering the recommendation of candidates to serve as directors submitted from the stockholders of the Company, (3) assisting the Board in evaluating the Board’s and its committees’ performance, (4) advising the Board regarding the appropriate board leadership structure for the Company, (5) reviewing and making recommendations to the Board on corporate governance and (6) reviewing the size and composition of the Board and recommending to the Board any changes it deems advisable.
The Board seeks members from diverse professional backgrounds who combine a broad spectrum of relevant industry and strategic experience and expertise that, in concert, offer us and our stockholders diversity of opinion and insight in the areas most important to us and our corporate mission. The Corporate Governance and Nominating Committee has not set specific, minimum qualifications that must be met by director candidates. Rather, in determining candidates to recommend to the Board to serve as members of the Board, the Corporate Governance and Nominating Committee will consider, among other things, whether a candidate is of the highest ethical character and shares the Company’s values and whether the candidate’s reputation, both personal and professional, is consistent with the image and reputation of the Company. In addition, nominees for director are selected to have complementary, rather than overlapping, skill sets. However, the Corporate Governance and Nominating Committee does not have a formal policy concerning the diversity of the Board.

Procedures for Recommendation of Director Nominees by Stockholders
The policy of the Corporate Governance and Nominating Committee is to consider properly submitted stockholder recommendations for director candidates. To submit a recommendation to the Corporate Governance and Nominating Committee for director nominee candidates, a stockholder must make such recommendation in writing and include:
•	the name and address of the stockholder submitting the recommendation, the beneficial owner, if any, on whose behalf the recommendation is made and the director candidate;
•
the class and number of shares of stock of the Company that are owned beneficially and of record by the stockholder and, if applicable, the beneficial owner, including the holding period for such shares as of the date of the recommendation;

•	full biographical information concerning the director candidate, including a statement about the candidate’s qualifications;
•
all other information regarding each director candidate proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission;

•	description of all arrangements or understandings among the stockholder and the candidate and any other person or persons pursuant to which the recommendation is being made;
•	description of all relationships between the candidate and any of the Company’s competitors, customers, suppliers, labor unions or other persons with special interests regarding the Company; and
•	a written consent of the candidate to be named in the Company’s proxy statement and to stand for election if nominated by the Board and to serve if elected by the stockholders.
Recommendations must be sent to the Chairman of the Corporate Governance and Nominating Committee, c/o Secretary, Movano Inc., 6800 Koll Center Parkway, Pleasanton, California 94566. The Secretary must receive any such recommendation for nomination not later than the close of business on the 120th day nor earlier than the close of business on the 150th day prior to the first anniversary of the date of the proxy statement delivered to stockholders in connection with the preceding year’s annual meeting of stockholders; provided, however, that with respect to a special meeting of stockholders called by the Company for the purpose of electing directors to the Board, the Secretary must receive any such recommendation not earlier than the 90th day prior to such special meeting nor later than the later of (x) the close of business on the 60th day prior to such annual meeting or (y) the close of business on the 10th day following the day on which a public announcement is first made regarding such special meeting. We will promptly forward any such nominations to the Corporate Governance and Nominating Committee. Once the Corporate Governance and Nominating Committee receives a recommendation for a director candidate, such candidate will be evaluated in the same manner as other candidates and a recommendation with respect to such candidate will be delivered to the Board.
Policy Governing Director Attendance at Annual Meetings of Stockholders
Although the Company does not have a formal policy regarding director attendance at annual meetings of stockholders, each director is encouraged and expected to attend the Annual Meeting. All but two of our directors then serving on the Board attended the 2024 annual meeting of stockholders.
Code of Ethics and Conduct
We have in place a Corporate Code of Ethics and Conduct (the “Code of Ethics”) that applies to all of our directors, officers, employees, agents and contractors. The Code of Ethics is designed to deter wrongdoing and to promote:
•	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
•	full, fair, accurate, timely and understandable disclosure in reports and documents that we file with, or submit to, the SEC and in other public communications that we make;
•	compliance with applicable governmental laws, rules and regulations;

•	the prompt internal reporting of violations of the Code of Ethics to an appropriate person identified in the Code of Ethics; and
•	accountability for adherence to the Code of Ethics.
A current copy of the Code of Ethics is available at www.movano.com. A copy may also be obtained, free of charge, from us upon a request directed to Movano Inc., 6800 Koll Center Parkway, Pleasanton, California 94566, attention: Investor Relations. We intend to disclose any amendments to or waivers of a provision of the Code of Ethics required to be disclosed by applicable SEC rules by posting such information on our website available at www.movano.com and/or in our public filings with the SEC.

THE BOARD OF DIRECTORS AND ITS COMMITTEES
Board of Directors
Our bylaws state that the number of directors constituting the entire Board shall consist of one or more members to be determined by resolution of a majority of the whole Board and that the Board has the authority to fill any vacancies on the Board. The number of directors currently fixed by our Board is six.
Our Board met ten times during the year ended December 31, 2024. During 2024, no director attended less than 75 percent of all meetings of the Board and applicable committee meetings in 2024 held during the period for which he or she was a director. The Board currently has standing Audit, Compensation, and Corporate Governance and Nominating Committees. The Board and each standing committee retains the authority to engage its own advisors and consultants. Each committee has a charter that has been approved by the Board. Copies of the Audit, Compensation and Corporate Governance and Nominating Committee charters are available at www.movano.com. Each committee reviews the appropriateness of its charter annually or at such other intervals as such committee determines.
The following table sets forth the current members of the Audit, Compensation, and Corporate Governance and Nominating Committees of the Board:

Name	Audit	Compensation	Corporate Governance and Nominating
Rubén Caballero		X	X
Brian Cullinan	X	X	X
Emily Wang Fairbairn	X	X	X
Michael Leabman
John Mastrototaro
Shaheen Wirk	X

Committees
Audit Committee. Our Audit Committee consists of Mr. Cullinan, Ms. Fairbairn and Dr. Wirk. The Board has determined that each member of the Audit Committee is independent within the meaning of the Nasdaq director independence standards and applicable rules of the SEC for audit committee members. The Board has elected Mr. Cullinan as Chairperson of the Audit Committee and has determined that he qualifies as an “audit committee financial expert” under the rules of the SEC. The Audit Committee is responsible for assisting the Board in fulfilling its oversight responsibilities with respect to financial reports and other financial information. The Audit Committee (1) reviews, monitors and reports to the Board on the adequacy of the Company’s financial reporting process and system of internal controls over financial reporting, (2) has the ultimate authority to select, evaluate and replace the independent auditor and is the ultimate authority to which the independent auditors are accountable, (3) in consultation with management, periodically reviews the adequacy of the Company’s disclosure controls and procedures and approves any significant changes thereto, (4) provides the audit committee report for inclusion in our proxy statement for our annual meeting of stockholders and (5) recommends, establishes and monitors procedures for the receipt, retention and treatment of complaints relating to accounting, internal accounting controls or auditing matters and the receipt of confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters. The Audit Committee met 4 times in 2024.
Compensation Committee. Our Compensation Committee presently consists of Mr. Caballero, Mr. Cullinan and Ms. Fairbairn, each of whom is a non-employee director as defined in Rule 16b-3 of the Exchange Act. The Board has also determined that each member of the Compensation Committee is also an independent director within the meaning of Nasdaq’s director independence standards. Mr. Cullinan serves as Chairperson of the Compensation Committee. The Compensation Committee (1) discharges the Board’s responsibilities relating to compensation of the Company’s executive officers, including approving individual executive officer compensation, (2) advises the Board concerning non-employee director compensation, (3) reviews and recommends to the Board compensation plans, policies and programs and (4) administers and implements the Company’s incentive compensation plans and equity-based plans. The Compensation Committee met three times in 2024.

Corporate Governance and Nominating Committee. Our Corporate Governance and Nominating Committee consists of Mr. Caballero, Mr. Cullinan and Ms. Fairbairn. The Board has determined that each member of the Corporate Governance and Nominating Committee is an independent director within the meaning of the Nasdaq director independence standards and applicable rules of the SEC. Ms. Fairbairn serves as Chairperson of the Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee (1) recommends to the Board persons to serve as members of the Board and as members of and chairpersons for the committees of the Board, (2) considers the recommendation of candidates to serve as directors submitted from the stockholders of the Company, (3) assists the Board in evaluating the performance of the Board and the Board committees, (4) advises the Board regarding the appropriate board leadership structure for the Company, (5) reviews and makes recommendations to the Board on corporate governance and (6) reviews the size and composition of the Board and recommends to the Board any changes it deems advisable. The Corporate Governance and Nominating Committee did not meet in 2024.
Role of the Board of Directors in Risk Oversight
Enterprise risks are identified and prioritized by management and the Board receives periodic reports from management regarding the most significant risks facing the Company. These risks include, without limitation, (i) risks and exposures associated with strategic, financial and execution risks and other current matters that may present material risk to our operations, plans, prospects or reputation and (ii) risks and exposures associated with financial matters, particularly financial reporting, tax, accounting, disclosure, internal control over financial reporting, financial policies, investment guidelines and credit and liquidity matters.

REPORT OF THE AUDIT COMMITTEE
The Audit Committee is comprised of Mr. Cullinan, Ms. Fairbairn and Dr. Wirk. None of the current or former members of the Audit Committee is an officer or employee of the Company, and the Board has determined that each member of the Audit Committee meets the independence requirements promulgated by The Nasdaq Stock Market and the SEC, including Rule 10A-3(b)(1) under the Exchange Act.
The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls and the certification of the integrity and reliability of the Company’s internal controls procedures. In fulfilling its oversight responsibilities, the Audit Committee has reviewed the Company’s audited financial statements included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2024, and has discussed them with both management and Moss Adams LLP (“Moss Adams”), the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2024. The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by the Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board. The Audit Committee has reviewed permitted services under rules of the SEC as currently in effect and discussed with Moss Adams its independence from management and the Company, including the matters in the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence. The Audit Committee has also considered and discussed the compatibility of non-audit services provided by Moss Adams with that firm’s independence.
Based on its review of the financial statements and the aforementioned discussions, the Audit Committee concluded that it would be reasonable to recommend, and on that basis did recommend, to the Board of Directors that the audited financial statements be included in the Company’s Annual Report.
Respectfully submitted by the Audit Committee.

THE AUDIT COMMITTEE:

Brian Cullinan, Chair Emily Wang Fairbairn Dr. Shaheen Wirk

COMPENSATION AND OTHER INFORMATION CONCERNING
DIRECTORS AND OFFICERS
Our compensation philosophy is to offer our executive officers compensation and benefits that are competitive and meet our goals of attracting, retaining and motivating highly skilled management, which is necessary to achieve our financial and strategic objectives and create long-term value for our stockholders. We believe the levels of compensation we provide should be competitive, reasonable and appropriate for our business needs and circumstances. The principal elements of our executive compensation program have to date included base salary and long-term equity compensation in the form of stock options. We believe successful long-term Company performance is more critical to enhancing stockholder value than short-term results. For this reason and to conserve cash and better align the interests of management and our stockholders, we emphasize long-term performance-based equity compensation over base annual salaries.
The following table sets forth information concerning the compensation earned by the individual that served as our Principal Executive Officer during 2024 and our two most highly compensated executive officers other than the individual who served as our Principal Executive Officer during 2024 (collectively, the “named executive officers”):
2024 Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	TOTAL ($)
John Mastrototaro Chief Executive Officer	2024	361,042	268,876	—	16,351	646,269
	2023	315,000	263,509	—	16,351	594,860
Michael Leabman Chief Technology Officer	2024	347,500	268,876	—	—	616,376
	2023	315,000	105,404	—	—	420,404
J. Cogan Chief Financial Officer	2024	299,792	85,846	—	—	385,638
	2023	270,000	148,346	—	—	418,346

(1)
The amounts shown in this column indicate the grant date fair value of option awards granted in the subject year computed in accordance with FASB ASC Topic 718. For additional information regarding the assumptions made in calculating these amounts, see note 12 to our audited financial statements included with our annual report on Form 10-K for the year ended December 31, 2024 filed with the SEC.

(2)	The amounts under the Non-Equity Incentive Plan Compensation column reflect amounts earned under Movano’s annual performance bonus plan.
(3)	The amounts shown in this column represent reimbursement for certain health benefit plan premiums.

Outstanding Equity Awards at 2024 Fiscal Year-End
The following table provides information regarding equity awards held by the named executive officers as of December 31, 2024.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that have not Vested (#)	Market Value of Shares or Units of Stock that have not Vested ($)
John Mastrototaro Chief Executive Officer	19,333	—		8.10	12/06/2030
	63,889	2,778(1)		48.90	2/09/2031
	6,937	2,063(2)		75.00	11/15/2031
	9,844	12,656(3)		19.35	3/20/2033
	75,848	—		7.05	5/15/2034
Michael Leabman Chief Technology Officer	36,000	—		5.70	11/18/2029
	3,938	5,063(2)		19.35	3/20/2033
	75,848	—		7.05	5/15/2034
J. Cogan Chief Financial Officer	5,333	—		30.00	12/06/2030
	3,431	993(4)		75.00	11/15/2031
	5,542	7,125(5)		19.35	3/20/2033
	24,217	—		7.05	5/15/2034

(1)	Represents the unvested portion of an option grant that vests in equal monthly installments of 1,389 shares each.
(2)	Represents the unvested portion of an option grant that vests in equal monthly installments of 188 shares each.
(3)	Represents the unvested portion of an option grant that vests in equal monthly installments of 469 shares each
(4)	Represents the unvested portion of an option grant that vests in equal monthly installments of 90 shares each.
(5)	Represents the unvested portion of an option grant that vests in equal monthly installments of 264 shares each.

Employment Agreements and Change of Control Arrangements
Employment Agreements
The following is a summary of the employment arrangements with our named executive officers.
Michael Leabman. The Company entered into an “at-will” amended and restated offer letter with no fixed term with Mr. Leabman, the Company’s Chief Technology Officer and a Director, effective November 29, 2019, which was amended pursuant to a first amendment dated February 10, 2021 (as amended, the “Leabman Offer Letter”). Under the Leabman Offer Letter: (1) Mr. Leabman received an initial base salary of $250,000, which was adjusted to $315,000 in January 2022 and adjusted to $375,000 in June 2024, and is eligible to receive target performance bonuses equal to 80% of base salary (or any other amount approved by the Board), and (2) Mr. Leabman was awarded stock options to acquire 540,000 shares of common stock, one fourth of which options vested on the November 18, 2020, and the balance of which such options vested in 36 equal monthly installments thereafter. The Leabman Offer Letter provides that (1) if Mr. Leabman is terminated by the Company other than for Cause he is entitled to receive cash severance in an amount equal to 12 months of base salary plus a pro-rated amount of his target bonus based on the number of days he is employed during the year of termination and (2) if there occurs a Change in Control (as defined in the Omnibus Incentive Plan) and in the period prior to and in connection with or in anticipation of such Change in Control and ending on the one-year anniversary of the consummation of such Change in Control, Mr. Leabman is terminated by the Company other than for Cause, 100% of any such options that remain unvested will immediately vest. “Cause” includes, among other items, Mr. Leabman’s conviction of a felony involving fraud, misappropriation, embezzlement or dishonesty in conjunction with his duties to Company or repeated willful failure to perform his job duties as defined by the Board or uncured material breach of the Leabman Offer Letter or Mr. Leabman’s confidential information and inventions assignment agreement with the Company. Mr. Leabman is also entitled to participate in the Company’s regular health insurance and other employee benefit plans established by the Company for its employees from time to time.
J. Cogan. The Company has entered into an offer letter with J. Cogan, the Company’s Chief Financial Officer on similar terms to the agreement entered with Michael Leabman. Pursuant to his offer letter Mr. Cogan (1) received an initial base salary of $250,000, which was adjusted to $270,000 in January 2022 and adjusted to $325,000 in June 2024, (2) is entitled to a target performance bonus equal to 60% of base salary (or any other amount approved by the Board) and (3) was awarded stock options to acquire 455,000 shares of common stock, one fourth of which options vested on the one year anniversary of the grant date, and the balance of which such options vested in 36 equal monthly installments thereafter. Mr. Cogan’s Offer Letter provides for severance in connection with an involuntary termination and the acceleration of his stock options in connection with a Change of Control on identical terms as those described in the description of Mr. Leabman’s offer letter above.
John Mastrototaro. The Company entered into an offer letter with John Mastrototaro, the Company’s President, CEO and Director on similar terms to the agreement entered with Michael Leabman. Pursuant to his offer letter Mr. Mastrototaro (1) received an initial base salary of $300,000, which was adjusted to $315,000 in January 2022 and adjusted to $400,000 in June 2024, (2) is entitled to a target performance bonus equal to 80% of base salary (or any other amount approved by the Board) and (3) was awarded stock options to acquire 1,000,000 shares of common stock, one fourth of which options vested on the one year anniversary of the grant date, and the balance of which such options vest in 36 equal monthly installments thereafter. Mr. Mastrototaro’s Offer Letter provides for severance in connection with an involuntary termination and the acceleration of his stock options in connection with a Change of Control on identical terms as those described in the description of Mr. Leabman’s offer letter above.
Director Compensation
Each of our non-employee directors other than Ms. Fairbairn received stock option grants upon their appointment to the Board and Ms. Fairbairn received an option grant in September 2020. The options granted are subject to vesting with 1/48th of the shares vesting for each month of continuous service. Pursuant to our non-employee director compensation policy our non-employee directors receive a $50,000 annual cash retainer plus the following additional annual cash fees: Chair of the Board, $25,000, Chair of the Audit Committee, $20,000 and Chair of the Compensation Committee, $10,000. Our non-employee director compensation policy provides that each director also receives options to purchase 10,000 shares of our common stock at the beginning of each year.

The following table sets forth information with respect to compensation earned by or awarded to each of our independent directors who served on the Board during the year ended December 31, 2024.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	All Other Compensation	Total ($)
Rubén Caballero	50,000	9,836	—	59,836
Brian Cullinan	80,000	9,836	—	89,836
Emily Wang Fairbairn	75,000	12,295	—	87,295
Nan Kirsten Forte	25,000	9,836	—	34,386
Shaheen Wirk	—	—	—	—

(1)
The amounts shown in this column indicate the grant date fair value of option awards granted in the subject year computed in accordance with FASB ASC Topic 718. For additional information regarding the assumptions made in calculating these amounts, see note 9 to our audited financial statements included with our annual report on Form 10-K for the year ended December 31, 2024 filed with the SEC. The following table shows the number of shares subject to outstanding option awards and unvested stock awards held by each non-employee director as of December 31, 2024:

Name	Shares Subject to Outstanding Stock Option Awards (#)	Unvested Shares of Restricted Stock
Rubén Caballero	40,000	—
Brian Cullinan	4,000	—
Emily Wang Fairbairn	4,667	—
Nan Kirsten Forte	—	—
Shaheen Wirk	—	—

Equity Compensation Plan Information(1)
The following table presents information on the Company’s equity compensation plans as of December 31, 2024. All outstanding awards relate to our common stock.

Plan Category	Number of Securities to Be Issued upon Exercise of Outstanding Options(a)	Weighted-Average Exercise Price of Outstanding Options(b)	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities in Column (a))
Equity compensation plans approved by security holders	681,677	$21.01	47,555
Equity compensation plans not approved by security holders	39,722	$38.55	8,107
Total	721,399	$21.98	55,663

PROPOSAL 2— THE REVERSE STOCK SPLIT PROPOSAL
Our Certificate of Incorporation currently authorizes the Company to issue up to a total of 500,000,000 shares of common stock, par value $0.0001 per share (the “Common Stock”), and up to 5,000,000 shares of preferred stock, par value $0.0001 per share, of the Company (the “Preferred Stock”), in one or more series, and expressly authorizes the Board, subject to limitations prescribed by law, to establish and fix for each such series such voting powers, full or limited, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations and restrictions of the shares of such series. If our stockholders approve Proposal 3 at the Annual Meeting, the Certificate of Incorporation will be amended to authorize the Company to issue up to a total of 2,000,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock.
At the Company’s 2024 annual meeting of the Stockholders held on July 9, 2024, the stockholders of the Company approved a proposal to amend the Company’s certificate of incorporation to effect a reverse stock split of issued Common Stock at a ratio between 1-for-2 and 1-for-30, with the ultimate ratio to be determined by the Board in its sole discretion (the “2024 Reverse Stock Split”). On October 9, 2024, the Board approved the 2024 Reverse Stock Split at a ratio of 1-for-15. The Company filed an amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware on October 24, 2024, which was effective on October 29, 2024. The 2024 Reverse Stock Split had the intended effect of regaining compliance with the Nasdaq Minimum Bid Price Rule and shares of the Company’s Common Stock opened for trading on a post-split basis on the Nasdaq Capital Market on October 30, 2024 at $4.49.
However, on July 7, 2025, the Company received a written notice from Nasdaq that due to the fact that the Company’s common stock has fallen below $1.00 per share for 30 consecutive trading days and that the Company was delayed in filing its Form 10-Q for the quarter ended March 31, 2025, the Company was no longer in compliance with the $1.00 Minimum Bid Price requirement set forth in Nasdaq Listing Rule 5550(a)(2) and Nasdaq Listing Rule 5250(c)(1), respectively, for continued listing on The Nasdaq Capital Market.
On [ ], 2025, subject to stockholder approval, the Board approved amendments to our Certificate of Incorporation effecting reverse stock splits of our Common Stock at ratios between 1-for-2 and 1-for-15, inclusive, one of which reverse stock split ratios will be chosen, at the discretion of our Board on or prior to the one-year anniversary of the date of the Annual Meeting, and the remainder of which reverse stock split ratios will be abandoned.
The primary goal of this Proposal 2 (the “Reverse Stock Split Proposal”) is to increase the per share market price of our Common Stock to meet the minimum per share bid price requirements for continued listing on The Nasdaq Capital Market. We believe that proposing multiple reverse stock split ratios by the Reverse Stock Split Proposal provides us with the most flexibility to achieve the desired results of the Reverse Stock Split Proposal. The Reverse Stock Split Proposal is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 promulgated under the Exchange Act. The Reverse Stock Split Proposal is not intended to modify the rights of existing stockholders in any material respect.
If the Reverse Stock Split Proposal is approved by our stockholders and an amendment to the Certificate of Incorporation implementing one of the reverse stock split ratios contemplated by the Reverse Stock Split Proposal becomes effective, each share of our issued Common Stock will be converted and reclassified into the relevant fraction of a share of Common Stock. The actual timing for implementation of an amendment to the Certificate of Incorporation effecting a reverse stock split at one of the reverse stock split ratios contemplated by the Reverse Stock Split Proposal and the specific reverse stock split ratio would be determined by the Board based upon its evaluation as to when such action would be most advantageous to the Company and its stockholders, but in no event later than the one-year anniversary of the date of the Annual Meeting. Notwithstanding approval of the Reverse Stock Split Proposal by our stockholders, the Board will have the sole authority to elect whether or not and when to implement an amendment to the Certificate of Incorporation effecting a reverse stock split at one of the reverse stock split ratios contemplated by the Reverse Stock Split Proposal. If the Reverse Stock Split Proposal is approved by our stockholders, the Board will make a determination as to whether implementing an amendment to the Certificate of Incorporation effecting a reverse stock split at one of the reverse stock split ratios contemplated by the Reverse Stock Split Proposal is in the best interests of the Company and our stockholders in light of, among other things, the Company’s ability to increase the trading price of our Common Stock to meet the minimum stock price standards of The Nasdaq Capital Market without implementing such amendment, the per share price of the Common Stock immediately prior to the implementation of such amendment and the expected stability of the per share price of the Common Stock following the implementation of such amendment. If the Board determines that it is in the best interests of the Company and its stockholders to implement an amendment to the Certificate of Incorporation effecting a reverse stock split at one of the reverse stock split ratios contemplated by the Reverse Stock Split Proposal, it will hold a Board meeting to determine the reverse stock split ratio to be effected (and abandon the remaining reverse stock split ratios) and will publicly announce the chosen ratio at least two business days prior to the effectiveness of the reverse stock split. For additional information concerning the factors the Board will consider in deciding whether to implement an amendment to the Certificate of Incorporation effecting a reverse stock split at one of the reverse stock split ratios contemplated by the Reverse Stock Split Proposal, see “- Determination of the Reverse Stock Split Ratio” and “- Board Discretion to Effect the Reverse Stock Split.”
The text of the proposed Certificate of Amendment of Certificate of Incorporation of the Company containing an amendment to the Certificate of Incorporation effecting a reverse stock split at one of the reverse stock split ratios contemplated by the Reverse Stock Split Proposal (with each bracketed fraction constituting a separate Certificate of Amendment of Certificate of Incorporation of the Company) is included as Appendix A to this proxy statement (the “Reverse Stock Split Certificate of Incorporation Amendment”). If the Reverse Stock Split Proposal is approved by the Company’s stockholders, the Company will have the authority to file the Reverse Stock Split Certificate of Incorporation Amendment containing the reverse stock split ratio chosen by the Board with the Secretary of State of the State of Delaware. The Board has determined that the amendments to the Certificate of Incorporation set forth in the Reverse Stock Split Certificate of Incorporation Amendment are advisable and in the best interests of the Company and its stockholders and has submitted the amendments to the Certificate of Incorporation set forth in the Reverse Stock Split Certificate of Amendment for consideration by our stockholders at the Annual Meeting.
Reasons for the Reverse Stock Split Proposal
Maintain Nasdaq Listing
We are submitting the Reverse Stock Split Proposal to our stockholders for approval in order to increase the trading price of our Common Stock to meet the minimum per share bid price requirement for continued listing on The Nasdaq Capital Market. Accordingly, we believe that the Reverse Stock Split Proposal is in our stockholders’ best interests.
On July 7, 2025, the Company received a written notice from Nasdaq that the Company’s common stock has fallen below $1.00 per share for 30 consecutive trading days and, therefore, the Company was no longer in compliance with the $1.00 Minimum Bid Price requirement set forth in Nasdaq Listing Rule 5550(a)(2) for continued listing on The Nasdaq Capital Market and the late filing requirement, as set forth in Listing Rule 5250(c)(1), given the delay in filing its Form 10-Q for the quarter ended March 31, 2025. Pursuant to Listing Rule 5810(c)(3)(A)(iv), the Company is not eligible for any compliance period specified in Rule 5810(c)(3)(A) due to the fact that the Company has effected a reverse stock split over the prior one-year period.
As a result, the Nasdaq Staff determined to delist the Company’s Common Stock from The Nasdaq Capital Market (the “Delisting Determination”). In July 2025, the Company timely requested a hearing before a Nasdaq Hearings Panel (the “Panel”) to appeal the Delisting Determination. The hearing request automatically stays any suspension or delisting action pending the hearing and the expiration of any compliance period granted by the Panel following the hearing.
We believe that the Reverse Stock Split Certificate of Incorporation Amendment is our best option to meet the criteria to satisfy the minimum per share bid price requirement for continued listing on The Nasdaq Capital Market. A decrease in the number of issued shares of our Common Stock resulting from the implementation of an amendment to the Certificate of Incorporation effecting a reverse stock split at one of the reverse stock split ratios set forth in the Reverse Stock Split Certificate of Incorporation Amendment should, absent other factors, assist in ensuring that the per share market price of our Common Stock remains above the requisite price for continued listing. However, we cannot provide any assurance that our minimum bid price would remain over the minimum bid price requirement of The Nasdaq Capital Market following implementation of an amendment to the Certificate of Incorporation effecting a reverse stock split at one of the reverse stock split ratios set forth in the Reverse Stock Split Certificate of Incorporation Amendment.

Potential Increased Interest from New Investors
We believe increasing the trading price of our Common Stock may also assist in our capital-raising efforts by making our Common Stock more attractive to a broader range of investors and promote greater liquidity for our stockholders. A greater price per share of our Common Stock could allow a broader range of institutions to invest in our Common Stock (namely, funds that are prohibited or discouraged from buying stocks with a price below a certain threshold), potentially increasing marketability, trading volume and liquidity of our Common Stock. Many institutional investors view stocks trading at low prices as unduly speculative in nature and, as a result, avoid investing in such stocks. We believe that our stockholders’ adoption of the Reverse Stock Split Proposal will provide the Board with flexibility to make our Common Stock a more attractive investment for these institutional investors, which we believe will enhance the liquidity for the holders of our Common Stock and may facilitate future sales of our Common Stock.
The implementation of an amendment to the Certificate of Incorporation effecting a reverse stock split at one of the reverse stock split ratios set forth in the Reverse Stock Split Certificate of Incorporation Amendment could also increase interest in our Common Stock for analysts and brokers who may otherwise have policies that discourage or prohibit them in following or recommending companies with low stock prices. Additionally, because brokers’ commissions on transactions in low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher.
The Board intends to implement an amendment to the Certificate of Incorporation effecting a reverse stock split at one of the reverse stock split ratios set forth in the Reverse Stock Split Certificate of Incorporation Amendment only if it believes that a decrease in the number of issued shares of Common Stock is in the best interests of the Company and our stockholders and is likely to improve the trading price of our Common Stock and improve the likelihood that we will be allowed to maintain our listing on The Nasdaq Capital Market. Accordingly, our Board approved the amendments to the Certificate of Incorporation contemplated by the Reverse Stock Split Certificate of Incorporation Amendment as being advisable and in the best interests of the Company.
Risks Associated with a Reverse Stock Split
A Reverse Stock Split May Not Increase the Price of our Common Stock Over the Long-Term.
As noted above, the principal purpose of implementing an amendment to the Certificate of Incorporation effecting one of the reverse stock split ratios set forth in the Reverse Stock Split Certificate of Incorporation Amendment is to increase the trading price of our Common Stock to meet the minimum stock price standards of The Nasdaq Capital Market. However, the effect of implementing an amendment to the Certificate of Incorporation effecting at one of the reverse stock split ratios set forth in the Reverse Stock Split Certificate of Incorporation Amendment on the market price of our Common Stock cannot be predicted with any certainty, and we cannot assure you that effecting such reverse stock split will accomplish this objective for any meaningful period of time, or at all. For example, the Company’s 2024 Reverse Stock Split did not have the intended effect of bringing the bid price for our Common Stock over $1.00 for a sustained period of time and, while we expect that the reduction in the number of issued shares of Common Stock will proportionally increase the market price of our Common Stock, we cannot assure you that the implementation of an amendment to the Certificate of Incorporation effecting a reverse stock split at one of the reverse stock split ratios set forth in the Reverse Stock Split Certificate of Incorporation Amendment will increase the market price of our Common Stock by a multiple of the chosen reverse stock split ratio, or result in any permanent or sustained increase in the market price of our Common Stock. For example, the market price of our Common Stock may be affected by other factors which may be unrelated to the number of shares issued and outstanding, including the Company’s business and financial performance, general market conditions, and prospects for future success.
A Reverse Stock Split May Decrease the Liquidity of our Common Stock.
The Board believes that implementing an amendment to the Certificate of Incorporation effecting a reverse stock split at one of the reverse stock split ratios set forth in the Reverse Stock Split Certificate of Incorporation Amendment may result in an increase in the market price of our Common Stock, which could lead to increased interest in our Common Stock and possibly promote greater liquidity for our stockholders. However, implementing an amendment to the Certificate of Incorporation effecting a reverse stock split at one of the reverse stock split ratios set forth in the Reverse Stock Split Certificate of Incorporation Amendment will also reduce the total number of issued shares of Common Stock, which may lead to reduced trading and a smaller number of market makers for our Common Stock, particularly if the price per share of our Common Stock does not increase as a result of such reverse stock split.
A Reverse Stock Split May Result in Some Stockholders Owning “Odd Lots” That May Be More Difficult to Sell or Require Greater Transaction Costs per Share to Sell.
If an amendment to the Certificate of Incorporation effecting a reverse stock split at one of the reverse stock split ratios set forth in the Reverse Stock Split Certificate of Incorporation Amendment is implemented, it will increase the number of stockholders who own “odd lots” of less than 100 shares of Common Stock. A purchase or sale of less than 100 shares of Common Stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own fewer than 100 shares of Common Stock following such reverse stock split may be required to pay higher transaction costs if they sell their Common Stock.
A Reverse Stock Split May Lead to a Decrease in our Overall Market Capitalization.
The implementation of an amendment to the Certificate of Incorporation effecting a reverse stock split at one of the reverse stock split ratios set forth in the Reverse Stock Split Certificate of Incorporation Amendment may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. If the per share market price of our Common Stock does not increase in proportion to the implemented reverse stock split ratio, then the value of our Company, as measured by our market capitalization, will be reduced. Additionally, any reduction in our market capitalization may be magnified as a result of the smaller number of total shares of Common Stock issued following such reverse stock split.
Potential Consequences if the Reverse Stock Split Proposal is Not Approved
If the Reverse Stock Split Proposal is not approved by our stockholders, our Board will not have the authority to implement an amendment to the Certificate of Incorporation effecting a reverse stock split at one of the reverse stock split ratios set forth in the Reverse Stock Split Certificate of Incorporation Amendment to, among other things, facilitate the continued listing of our Common Stock on The Nasdaq Capital Market by increasing the per share trading price of our Common Stock to help ensure a share price high enough to satisfy the $1.00 per share minimum bid price requirement. Any inability of our Board to implement an amendment to the Certificate of Incorporation effecting a reverse stock split at one of the reverse stock split ratios set forth in the Reverse Stock Split Certificate of Incorporation Amendment could expose us to delisting from The Nasdaq Capital Market.
Determination of the Reverse Stock Split Ratio
The Board believes that stockholder approval of the Reverse Stock Split Proposal giving the Board the discretion to implement a reverse stock split of our Common Stock at a ratio of between 1-for-2 and 1-for-15, inclusive, is advisable and in the best interests of our Company and stockholders because it is not possible to predict market conditions at the time such a reverse stock split would be implemented. We believe that the reverse stock split ratios set forth in the Reverse Stock Split Certificate of Incorporation Amendment provide us with the most flexibility to achieve the desired results. The reverse stock split ratio to be selected by our Board will be not more than 1-for-15. The Company will publicly announce the chosen reverse stock split ratio at least five business days prior to the effectiveness of the amendment to the Certificate of Incorporation implementing the reverse stock split and any amendment to the Certificate of Incorporation effecting the reverse stock split will be implemented by the one-year anniversary of the date of the Annual Meeting, if at all.
The selection of the one of the reverse stock split ratios set forth in the Reverse Stock Split Certificate of Incorporation Amendment will be based on several factors, including, among other things:
•	our ability to maintain the listing of our Common Stock on The Nasdaq Capital Market;
•
the per share price of our Common Stock immediately prior to the implementation of the amendment to the Certificate of Incorporation effecting a reverse stock split at the specific reverse stock split ratio;

•
the expected stability of the per share price of our Common Stock following the implementation of the amendment to the Certificate of Incorporation effecting a reverse stock split at the specific reverse stock split ratio;

•	the likelihood that implementation of the specific reverse stock split ratio will result in increased marketability and liquidity of our Common Stock;
•	prevailing market conditions;
•	general economic conditions in our industry; and
•	our market capitalization before and after implementation of the amendment to the Certificate of Incorporation effecting a reverse stock split at the specific reverse stock split ratio.
We believe that granting our Board the authority to set the reverse stock split ratio between 1-for-2 and 1-for-15 is essential because it allows us to take these factors into consideration and to react to changing market conditions. If the Board chooses to implement an amendment to the Certificate of Incorporation effecting a reverse stock split at one of the reverse stock split ratios set forth in the Reverse Stock Split Certificate of Incorporation Amendment, the Company will make a public announcement regarding the determination of such reverse stock split ratio.
Board Discretion
If the Reverse Stock Split Proposal is approved by our stockholders, the Board will have the discretion to implement an amendment to the Certificate of Incorporation effecting a reverse stock split at one of the reverse stock split ratios set forth in the Reverse Stock Split Certificate of Incorporation Amendment or to not effect any of those reverse stock splits, in each case, at all on or prior to the one-year anniversary of the date of the Annual Meeting. The Board currently intends to implement an amendment to the Certificate of Incorporation effecting a reverse stock split at one of the reverse stock split ratios set forth in the Reverse Stock Split Certificate of Incorporation Amendment on or before October 17, 2025, or such later date that Nasdaq determines, in order to regain compliance with the Minimum Bid Price Requirement. If the trading price of our Common Stock increases without the implementation of an amendment to the Certificate of Incorporation effecting a reverse stock split at one or more of the reverse stock split ratios set forth in the Reverse Stock Split Certificate of Incorporation Amendment, the implementation of a reverse stock split may not be necessary. Following a reverse stock split, if implemented, there can be no assurance that the market price of our Common Stock will rise in proportion to the reduction in the number of issued shares resulting from such reverse stock split or that the market price of the post-split Common Stock can be maintained above $1.00. There also can be no assurance that our Common Stock will not be delisted from The Nasdaq Capital Market for other reasons.
If our stockholders approve the Reverse Stock Split Proposal at the Annual Meeting, a reverse stock split at one of the reverse stock split ratios set forth in the Reverse Stock Split Certificate of Incorporation Amendment will be effected, if at all, only upon a determination by the Board that the implementation of such reverse stock split is advisable and in the best interests of the Company and its stockholders at that time. No further action on the part of the stockholders will be required. If our stockholders approve the Reverse Stock Split Proposal at the Annual Meeting and our Board does not implement a reverse stock split at one of the reverse stock split ratios set forth in the Reverse Stock Split Certificate of Incorporation Amendment prior to the one-year anniversary of the date of the Annual Meeting, the authority granted by our stockholders’ approval of the Reverse Stock Split Proposal to permit the Board to implement a reverse stock split at one of the reverse stock split ratios set forth in the Reverse Stock Split Certificate of Incorporation Amendment will terminate and the Reverse Stock Split Certificate of Incorporation Amendment will be abandoned in its entirety.
The market price of our Common Stock is dependent upon our performance and other factors, some of which are unrelated to the number of issued shares of Common Stock. If a reverse stock split at one of the reverse stock split ratios set forth in the Reverse Stock Split Certificate of Incorporation Amendment is effected and the market price of our Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of such reverse stock split. Furthermore, the reduced number of issued shares of Common Stock after the implementation of a reverse stock split could significantly reduce the trading volume and otherwise adversely affect the liquidity of our Common Stock.

We have not proposed the Reverse Stock Split Proposal in response to any effort of which we are aware to accumulate our shares of Common Stock or obtain control of the Company, nor is it a plan by management to recommend a series of similar actions to our Board or our stockholders. Notwithstanding the decrease in the number of issued shares of Common Stock following the implementation of a reverse stock split, our Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.
Effects of a Reverse Stock Split
Effects of a Reverse Stock Split on Issued Shares.
If a reverse stock split at one of the reverse stock split ratios set forth in the Reverse Stock Split Certificate of Incorporation Amendment is effected, it will reduce the total number of issued shares of Common Stock by the relevant reverse stock split ratio. Accordingly, each of our stockholders will own fewer shares of Common Stock as a result of a reverse stock split. However, a reverse stock split will affect all stockholders uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except to the extent that a reverse stock split would result in an adjustment to a stockholder’s ownership of Common Stock due to the treatment of fractional shares in a reverse stock split. Therefore, voting rights and other rights, powers and preferences of the holders of Common Stock will not be affected by a reverse stock split (other than as a result of the treatment of fractional shares). Shares of Common Stock will remain fully paid and nonassessable, and the par value per share of Common Stock will remain $0.0001.
As of the record date, the Company had [  ] shares of Common Stock outstanding. For purposes of illustration, if a reverse stock split is effected at a ratio of 1-for-2, 1-for-8 or 1-for-15, the number of issued shares of Common Stock immediately after such reverse stock split would be approximately [  ] shares, [  ] shares and [  ] shares, respectively.
We are currently authorized to issue a maximum of 500,000,000 shares of our Common Stock (2,000,000,000 shares if our stockholders approve Proposal 3 at the Annual Meeting). As of the record date, there were [  ] shares of our Common Stock issued and outstanding. Although the number of authorized shares of our Common Stock will not change as a result of a reverse stock split, the number of issued shares of our Common Stock will be reduced in proportion to the relevant reverse stock split ratio.
Following the effectiveness of a reverse stock split, the Board will have the authority, subject to applicable securities laws, to issue all authorized and unissued shares of Common Stock without further stockholder approval, upon such terms and conditions as the Board deems appropriate. We do not currently have any plans, proposals or understandings to issue the additional treasury shares that would be available if the Reverse Stock Split Proposal is approved and an amendment to the Certificate of Incorporation effecting a reverse stock split at one of the reverse stock split ratios set forth in the Reverse Stock Split Certificate of Incorporation Amendment is implemented.
Effects of a Reverse Stock Split on Outstanding Warrants
If a reverse stock split is effected, the number of shares of Common Stock issuable upon the exercise of outstanding warrants to purchase shares of Common Stock (the “Warrants”) will be adjusted proportionally and reduced by the determined ratio, and the exercise price for the outstanding Warrants will correspondingly increase.
Effects of a Reverse Stock Split on Outstanding Equity Awards and Plans.
If the reverse stock split is effected, the terms of equity awards granted under the Company’s 2019 Omnibus Incentive Plan (the “Omnibus Plan”), including (i) the number of shares and type of Common Stock (or the securities or property) which thereafter may be made the subject of awards; (ii) the number of shares and type of Common Stock (or other securities or property) subject to outstanding awards; (iii) the number of shares and type of Common Stock (or other securities or property) specified as the annual per-participant limitation under the Omnibus Plan; (iv) the option price of each outstanding stock option; (v) the amount, if any, paid for forfeited shares in accordance with the terms of the Omnibus Plan; and (vi) the number of or exercise price of shares then subject to outstanding SARs previously granted and unexercised under the Omnibus Plan, will be proportionally adjusted to the end that the same proportion of our issued and outstanding shares of Common

Stock in each instance shall remain subject to exercise at the same aggregate exercise price; subject to adjustments for any fractional shares as described herein and provided, however, that the number of shares of Common Stock (or other securities or property) subject to any award shall always be a whole number. In addition, the total number of shares of Common Stock that may be the subject of future grants under the Omnibus Plan, as well as any plan limits on the size of such grants (e.g., the Omnibus Plan’s limit on the number of stock options or stock appreciation rights that may be granted to our executive officers in any calendar year) will be adjusted and proportionately decreased as a result of the effectuation of a reverse stock split.
Effects of a Reverse Stock Split on Voting Rights.
Proportionate voting rights and other rights of the holders of Common Stock would not be affected by a reverse stock split (other than as a result of the treatment of fractional shares). For example, a holder of 1% of the voting power of the outstanding shares of Common Stock immediately prior to the effective time of a reverse stock split would continue to hold 1% of the voting power of the outstanding shares of Common Stock immediately after the effective time of such reverse stock split.
Effects of a Reverse Stock Split on Regulatory Matters.
The Company is subject to the periodic reporting and other requirements of the Exchange Act. A reverse stock split will not affect the Company’s obligation to publicly file financial and other information with the SEC.
Effects of a Reverse Stock Split on Authorized Share Capital.
The total number of shares of capital stock that we are authorized to issue will not be affected by a reverse stock split.
Treatment of Fractional Shares in the Reverse Stock Split
No fractional shares of Common Stock will be issued as a result of the implementation of an amendment to the Certificate of Incorporation effecting a reverse stock split at one or more of the reverse stock split ratios set forth in the Reverse Stock Split Certificate of Incorporation Amendment. Instead, in lieu of any fractional shares to which a stockholder of record would otherwise be entitled as a result of the reverse stock split, we will pay cash (without interest) equal to such fraction multiplied by the average of the closing sales prices of our Common Stock on the Nasdaq during regular trading hours for the ten consecutive trading days immediately preceding the effective date of the Reverse Stock Split (with such average closing sales prices being adjusted to give effect to the reverse stock split). After the reverse stock split, a stockholder otherwise entitled to a fractional interest will not have any voting, dividend or other rights with respect to such fractional interest except to receive payment as described above.
Effective Time of a Reverse Stock Split
If the Reverse Stock Split Proposal is approved by our stockholders, and the Board determines to implement an amendment to the Certificate of Incorporation effecting a reverse stock split at one of the reverse stock split ratios contemplated by the Reverse Stock Split Certificate of Incorporation Amendment, such reverse stock split would become effective when the Reverse Stock Split Certificate of Incorporation Amendment (setting forth the reverse stock split ratio chosen by the Board) is filed with the office of the Secretary of State of the State of Delaware. However, notwithstanding approval of the Reverse Stock Split Proposal by our stockholders, the Board will have the sole authority to elect whether or not and when (prior to the one-year anniversary of the date of the Annual Meeting, the authority granted by the Reverse Stock Split Proposal will terminate and the Reverse Stock Split Certificate of Incorporation Amendment will be abandoned in its entirety) to amend our Certificate of Incorporation to effect a reverse stock split at one of the reverse stock split ratios contemplated by the Reverse Stock Split Certificate of Incorporation Amendment.
Exchange of Share Certificates
If a reverse stock split is effected, each certificate representing pre-reverse stock split shares of Common Stock will be deemed to evidence ownership of post-reverse stock split Common Stock at the effective time of such reverse stock split. As soon as practicable after the effective time of a reverse stock split, the Transfer Agent will mail a letter of transmittal to the Company’s stockholders containing instructions on how a stockholder should surrender its, his or her certificate(s) representing pre-reverse stock split shares of Common Stock to the Transfer Agent in exchange for certificate(s) representing post-reverse stock split shares of Common Stock. No certificate(s) representing post-reverse stock split shares of Common Stock will be issued to a stockholder until such stockholder has surrendered all certificate(s) representing pre-reverse stock split shares of Common Stock, together with a properly completed and executed letter of transmittal, to the Transfer Agent. No stockholder will be required to pay a transfer or other fee to exchange its, his or her certificate(s) representing pre-reverse stock split shares of Common Stock for certificate(s) representing post-reverse stock split shares of Common Stock registered in the same name.
Stockholders who hold shares of Common Stock electronically in “book-entry” form will have their holdings electronically adjusted by the Transfer Agent (and, for beneficial owners, by their brokers or banks that hold in “street name” for their benefit, as the case may be) to give effect to a reverse stock split. If any certificate(s) or book-entry statement(s) representing pre-reverse stock split shares of Common Stock to be exchanged contain a restrictive legend or notation, as applicable, the certificate(s) or book-entry statement(s) representing post-reverse stock split shares of Common Stock will contain the same restrictive legend or notation.
Any stockholder whose share certificate(s) representing pre-reverse stock split shares of Common Stock has been lost, stolen or destroyed will only be issued certificate(s) representing post-reverse stock split Common Stock after complying with the requirements that the Company and the Transfer Agent customarily apply in connection with lost, stolen or destroyed certificates.
STOCKHOLDERS SHOULD NOT DESTROY STOCK CERTIFICATES REPRESENTING PRE-REVERSE STOCK SPLIT SHARES OF COMMON STOCK AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATES REPRESENTING PRE-REVERSE STOCK SPLIT SHARES OF COMMON STOCK UNTIL THEY ARE REQUESTED TO DO SO.
Appraisal Rights
Under the General Corporation Law of the State of Delaware, our stockholders are not entitled to appraisal or dissenter’s rights with respect to a reverse stock split, and the Certificate of Incorporation does not independently provide our stockholders with any such rights.
Regulatory Approvals
A reverse stock split will not be consummated, if at all, until after approval of the Company’s stockholders of the Reverse Stock Split Proposal is obtained. The Company is not obligated to obtain any governmental approvals or comply with any state or federal regulations prior to consummating a reverse stock split other than the filing of an amendment to the Certificate of Incorporation effecting a reverse stock split at one of the reverse stock split ratios contemplated by the Reverse Stock Split Certificate of Incorporation Amendment (setting forth the reverse stock split ratio choses by the Board) with the Secretary of State of the State of Delaware.
Accounting Treatment of a Reverse Stock Split
If a reverse stock split is effected, the par value per share of our Common Stock will remain unchanged at $0.0001. Accordingly, on the effective date of a reverse stock split, the stated capital on the Company’s consolidated balance sheets attributable to our Common Stock will be reduced in proportion to the size of the reverse stock split ratio, and the additional paid-in-capital account will be increased by the amount by which the stated capital is reduced. Our stockholders’ equity, in the aggregate, will remain unchanged in the event a reverse stock split is effected. Per share net income or loss will be increased after a reverse stock split is effected because there will be fewer shares of Common Stock issued and outstanding. If a reverse stock split is effected, the shares of Common Stock held in treasury will be reduced in proportion to the reverse stock split ratio. The Company does not anticipate that any other accounting consequences, including changes to the amount of stock-based compensation expense to be recognized in any period, will arise as a result of a reverse stock split.
Certain U.S. Federal Income Tax Consequences of a Reverse Stock Split
The following is a discussion of certain material U.S. federal income tax consequences of a reverse stock split to U.S. holders (as defined below). This discussion is included for general information purposes only and does not purport to address all aspects of U.S. federal income tax law that may be relevant to stockholders in light of their particular circumstances. Further, it does not address any state, local or foreign income or other tax consequences. This discussion is based on the Internal Revenue Code of 1986 (as amended, the “Code”), and current Treasury Regulations, administrative rulings and court decisions, all of which are subject to change, possibly on a retroactive basis, and any such change could affect the continuing validity of this discussion.
All stockholders are urged to consult with their own tax advisors with respect to the tax consequences of a reverse stock split. This discussion does not address the tax consequences to stockholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, partnerships, nonresident alien individuals, broker-dealers and tax-exempt entities, persons holding shares as part of a straddle, hedge, conversion transaction or other integrated investment, U.S. holders (as defined below) subject to the alternative minimum tax or the unearned income Medicare tax and U.S. holders whose functional currency is not the U.S. dollar. This discussion also assumes that the pre-reverse stock split shares of Common Stock are, and the post-reverse stock split shares of Common Stock will be, held as a “capital asset,” as defined in Section 1221 of the Code.
As used herein, the term “U.S. holder” means a holder that is, for U.S. federal income tax purposes:
•	a citizen or resident of the United States;
•	a corporation or other entity taxed as a corporation created or organized in or under the laws of the United States, any state thereof or the District of Columbia;
•	an estate the income of which is subject to U.S. federal income tax regardless of its source; or
•
a trust (A) if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more “U.S. persons” (as defined in the Code) have the authority to control all substantial decisions of the trust or (B) that has a valid election in effect to be treated as a U.S. person.

In general, no gain or loss should be recognized by a stockholder upon the exchange of pre-reverse stock split shares of Common Stock for post-reverse stock split shares of Common Stock. The aggregate tax basis of the post-reverse stock split shares of Common Stock should be the same as the aggregate tax basis of the pre-reverse stock split shares of Common Stock exchanged in a reverse stock split. A stockholder’s holding period in the post-reverse stock split shares of Common Stock should include the period during which the stockholder held the pre-reverse stock split shares of Common Stock exchanged in a reverse stock split.
As noted above, we will not issue fractional shares of Common Stock in connection with the implementation of an amendment of the Certificate of Incorporation effecting a reverse stock split at one of the reverse stock split ratios set forth in the Reverse Stock Split Certificate of Incorporation Amendment. A stockholder that, pursuant to a reverse stock split, receives cash in lieu of a fractional share of our Common Stock should be treated as first receiving such fractional share and then receiving cash in redemption of such fractional share. A stockholder that, pursuant to a reverse stocks split, receives cash in lieu of a fractional share of our Common Stock should recognize capital gain or loss in an amount equal to the difference, if any, between the amount of cash received and the portion of the stockholder’s aggregate adjusted tax basis in the shares of Common Stock surrendered that is allocated to such fractional share. Such capital gain or loss will be short term if the stockholder’s holding period in the fractional share is one year or less as of the effective date of the reverse stock split and long term if such holding period is more than one year. Special rules may apply to cause all or a portion of the cash received in lieu of a fractional share to be treated as dividend income with respect to certain stockholders who own more than a minimal amount of Common Stock (generally more than 1%) or who exercise some control over the affairs of the Company. Stockholders should consult their own tax advisors regarding the tax consequences to them of a cash payment in lieu of a fractional share.
Cash payments received by a U.S. holder of Common Stock pursuant to a reverse stock split may be subject to information reporting, and may be subject to backup withholding if the U.S. holder fails to provide a valid taxpayer identification number and comply with certain certification procedures or otherwise establish an exemption from backup withholding. Backup withholding is not an additional tax. Rather, the U.S. federal income tax liability of the person subject to backup withholding will be reduced by the amount of the tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is timely furnished to the Internal Revenue Service.

The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder is urged to consult with such stockholder’s own tax advisor with respect to the tax consequences of a reverse stock split.
Vote Required
The approval of the Reverse Stock Split Proposal requires the votes cast for the Reverse Stock Split Proposal to exceed the votes cast against the Reverse Stock Split Proposal.
Board Recommendation
The Board unanimously recommends a vote “FOR” the Reverse Stock Split Proposal.

PROPOSAL 3—AMENDMENT TO CERTIFICATE OF INCORPORATION
TO INCREASE THE NUMBER OF AUTHORIZED SHARES
The Board is seeking stockholder approval of an amendment to the Certificate of Incorporation, to increase the number of authorized shares of Common Stock from 500,000,000 to 2,000,000,000 shares (and to correspondingly increase the total number of authorized shares of all capital stock of the Company). The proposed Certificate of Amendment to the Certificate of Incorporation effecting such increase (referred to in this Proposal 3 as the “Certificate of Amendment”) is attached hereto as Appendix B.
Reasons for the Increase in Authorized Shares
As announced by the Company on May 16, 2025, the Board has initiated a process to explore strategic alternatives, including a sale, merger or similar transaction involving the Company, to maximize shareholder value. The proposed increase in authorized shares will provide the Company with greater flexibility to issue additional shares of common stock, as needed, in connection with future financings, strategic acquisitions, equity compensation, conversions of existing securities, or other general corporate purposes, without the need for further stockholder approval (except as required by law or Nasdaq rules).
We do not currently have any definitive agreements to issue any of the proposed additional authorized shares of Common Stock that will become available for issuance if this Proposal 3 is approved by our stockholders and the Certificate of Amendment is effected. However, we are at all times investigating additional sources of financing which our Board believes will be in our best interests and in the best interests of our stockholders. We are and will opportunistically consider raising funds in the future based on market conditions and our business objectives and needs. The Board believes that additional authorized shares of Common Stock will enable us to take timely advantage of market conditions and financing opportunities that become available to us. Except as otherwise required by law or by regulation, the newly authorized shares of Common Stock will be available for issuance at the discretion of the Board (without further action by the stockholders) for various future corporate needs, including those outlined above. While adoption of the Certificate of Amendment by our stockholders and the filing of the Certificate of Amendment in the office of the Secretary of State of the State of Delaware would not have any immediate dilutive effect on the proportionate voting power or other rights of our existing stockholders, any future issuance of additional shares of our Common Stock authorized by the Certificate of Amendment may, among other things, dilute the earnings per share of the Common Stock and the equity and voting rights of those holding Common Stock at the time the additional authorized shares are issued.
The Board believes that the proposed increase in authorized Common Stock (and corresponding increase in all authorized capital stock) is in the best interests of the Company and its stockholders and will better position the Company to pursue its business objectives, attract strategic capital, and respond to market opportunities in a timely and efficient manner.
Risks of Not Approving This Proposal
If the stockholders do not approve this Proposal 3, we will continue to have 500,000,000 authorized shares of Common Stock. This could adversely impact our strategic flexibility to pursue future financings, strategic acquisitions, equity compensation, conversions of existing securities, or other opportunities in which shares of our Common Stock could be issued that our Board may determine would otherwise be in the best interest of the Company and our stockholders.
Implementation of the Authorized Share Increase
Following stockholder approval of this Proposal 3, the authorized share increase would be implemented by our filing of the Certificate of Amendment in the office of the Secretary of State of the State of Delaware. However, at any time after stockholder approval of this Proposal 3 and prior to the effectiveness of the filing of the Certificate of Amendment in the office of the Secretary of State of the State of Delaware, the Board reserves the right to abandon and not file the Certificate of Amendment, if the Board, in its discretion, determines that the Certificate of Amendment is no longer advisable and in the best interests of the Company or its stockholders.
Vote Required for Approval
The adoption of the Certificate of Amendment requires that the votes cast for the Certificate of Amendment exceed the votes cast against the Certificate of Amendment.

Board Recommendation
The Board unanimously recommends that the stockholders vote “FOR” the approval and adoption of the Certificate of Amendment as described in this Proposal 3.

PROPOSAL 4—RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Stockholder Ratification of Appointment of Independent Registered Public Accounting Firm
The Audit Committee of the Board has appointed RBSM LLP (“RBSM”) as our independent registered public accounting firm for the fiscal year ending December 31, 2025. We are presenting this selection to our stockholders for ratification at the Annual Meeting. A representative of RBSM is expected to attend the Annual Meeting. In addition to having the opportunity to make a statement, the RBSM representative will be available to respond to any appropriate questions. The Company engaged RBSM as our independent accountant on August 13, 2025.
Moss Adams LLP, the Company’s independent registered public accounting firm (“Moss Adams”) audited our financial statements for 2024 and 2023. On June 24, 2025, the Company was formally notified that Moss Adams resigned, effective June 24, 2025.
During the years ended December 31, 2024 and 2023, and the subsequent interim period through the effective date of the resignation of Moss Adams, there were no (a) disagreements with Moss Adams on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Moss Adams’ satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the Company’s financial statements, or (b) reportable events requiring disclosure pursuant to Item 304(a)(1)(v) of Regulation S-K, except for the material weaknesses related to (i) an ineffective control environment, (2) ineffective information technology (IT) general controls for certain information systems supporting the Company’s key financial reporting processes, and (3) ineffective process-level controls that are disclosed under the heading “Item 9A. Controls and Procedures” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 and the material weakness related to ineffective design and operation of the Company’s financial close and reporting controls that is disclosed under the heading “Item 9A. Controls and Procedures” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023.
The Company provided Moss Adams with a copy of the above disclosures, as included in its Current Report on Form 8-K filed with the SEC on June 25, 2025, and requested that Moss Adams furnish the Company with a letter addressed to the Commission stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree. A copy of Moss Adams’ letter to the Commission, dated June 25, 2025, was filed as Exhibit 16.1 to such Form 8-K.
For the fiscal years ended December 31, 2024 and 2023 and during the subsequent interim periods through RBSM’s engagement, neither the Company nor anyone acting on behalf of the Company consulted RBSM regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, nor did RBSM provide a written report or oral advice to the Company that RBSM concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).
The following table sets forth the aggregate fees billed or expected to be billed by Moss Adams for audit and non-audit services related to 2023 and 2024, including “out-of-pocket” expenses incurred in rendering these services. The nature of the services provided for each category is described following the tables.

Fee Category	2024 ($)	2023 ($)
Audit Fees(1)	798,153	694,894
Audit-Related Fees	—	—
Tax Fees(2)	21,000	22,756
All Other Fees	—	—
Total	819,153	717,650

(1)	Audit fees include fees for professional services rendered for the audit of our annual statements, quarterly reviews, consents and assistance with and review of documents filed with the SEC.
(2)	Tax Fees include research and development tax credits, federal and state tax compliance, and general tax consultation services.

Pre-Approval Policies and Procedures
The Audit Committee has adopted a policy that requires that all services to be provided by the Company’s independent public accounting firm, including audit services and permitted non-audit services, to be pre-approved by the Audit Committee. The Audit Committee has delegated pre-approval authority to its chairman when necessary due to timing considerations. Any services pre-approved by such chairman must be reported to the full Audit Committee at its next scheduled meeting. The Audit Committee pre-approved all services provided by Moss Adams during 2024.
Vote Required for Approval
Ratification of the appointment of our independent registered public accounting firm requires the affirmative vote of the holders of a majority of the voting power of the shares of stock of the Company which are present in person or represented by proxy and entitled to vote thereon. If our stockholders fail to ratify the selection of RBSM as the independent registered public accounting firm for 2025, the Audit Committee will reconsider whether to retain that firm. Even if the selection is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year.
Board Recommendation
The Board unanimously recommends that the stockholders vote “FOR” ratification of the appointment of RBSM as our independent registered public accounting firm for 2025.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Certain Relationships and Related Transactions
Since January 1, 2023 and other than compensation agreements and other arrangements, which are described as required by applicable SEC rules under the heading “Executive and Director Compensation” above, there has not been, and there is not currently proposed, any transaction or series of similar transactions to which we were or will be a party in which the amount involved exceeded or will exceed the lesser of (A) $120,000 or (B) 1% of the average of the Company’s total assets as of the end of last two completed fiscal years, in which any director, executive officer, holder of five percent or more of any class of our capital stock or any member of their immediate families had or will have a direct or indirect material interest except as described below.
January 2023 Offering
On January 27, 2023, we entered into an Underwriting Agreement with Newbridge Securities Corporation, relating to an underwritten offering (the “January Offering”) of 309,600 shares (“Shares”) of Common Stock and warrants to purchase up to 154,800 shares of Common Stock (“January Warrants”). Each January Warrant has a five year term and an exercise price of $23.55 per share. The January Warrants were offered and sold at the rate of one January Warrant for every two Shares purchased in the January Offering. The January Offering closed on January 31, 2023. Certain of our directors and executive officers participated in the January Offering as follows:

Name	Shares of Common Stock Purchased	Shares Underlying Warrants Purchased	Purchase Price Paid
J. Cogan	1,190	595	$25,000
Brian Cullinan	476	238	$10,000
Emily Wang Fairbairn	11,905	5,952	$250,000
Nan Kirsten Forte	476	238	$10,000
Michael Leabman	1,190	595	$25,000
John Mastrototaro	476	238	$10,000

June 2023 Offering
On June 13, 2023, the Company entered into an Underwriting Agreement with The Benchmark Company, LLC relating to an underwritten offering (the “June Offering”) of 613,334 Shares. The public offering price per shares for each Share was $15.00. The June Offering closed on June 15, 2023. Certain of our directors and executive officers participated in the June Offering as follows:

Name	Shares of Common Stock Purchased	Purchase Price Paid
J. Cogan	2,333	$35,000
Brian Cullinan	667	$10,000
Emily Wang Fairbairn	16,667	$250,000
Michael Leabman	1,667	$25,000
John Mastrototaro	1,333	$20,000

November 2023 Offering
On November 14, 2023, the Company entered into an Underwriting Agreement with The Benchmark Company, LLC relating to an underwritten offering (the “November Offering”) of 324,707 Shares. The public offering price per shares for each Share was $12.75. The November Offering closed on November 17, 2023. Certain of our directors and executive officers participated in the November Offering as follows:

Name	Shares of Common Stock Purchased	Purchase Price Paid
J. Cogan	800	$10,200
Emily Wang Fairbairn	19,667	$250,750
John Mastrototaro	800	$10,200

April 2024 Private Placement
On April 2, 2024, the Company entered into a Securities Purchase Agreement with the purchasers named therein for a private placement (the “Private Placement”) of an aggregate of 3,015,172 units (the “Units”) with each unit consisting of (1) one Share, or at the election of the Purchaser a pre-funded warrant in lieu thereof (a “Pre-Funded Warrant”), and (2) one warrant to purchase one share of Common Stock (each, a “Private Placement Warrant”). Certain directors and officers participated in the Private Placement and purchased 19,168 of the Units at an offering price of $8.48 per share and accompanying Private Placement Warrant, which was the consolidated closing bid price of the Company’s common stock on The Nasdaq Capital Market on April 1, 2024 of $6.60 per share plus $1.88 per Private Placement Warrant. The Private Placement closed on April 4, 2024. Certain of our directors and executive officers participated in the Private Placement as follows:

Name	Shares of Common Stock Purchased	Shares Underlying Warrants Purchased	Purchase Price Paid
J. Cogan	3,000	3,000	$25,425
Ruben Caballero	1,467	1,467	$12,500
Brian Cullinan	2,933	2,933	$24,860
John Mastrototaro	11,768	11,768	$99,723

OTHER BUSINESS
The Board knows of no business that will be presented for consideration at the Annual Meeting other than those items stated above. If any other business should properly come before the Annual Meeting, votes may be cast pursuant to proxies in respect to any such business in the best judgment of the person or persons acting under the proxies.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON SEPTEMBER 26, 2025
The proxy statement and annual report to stockholders are available at www.proxyvote.com.
A copy of the Company’s Annual Report for the fiscal year ended December 31, 2024 is available without charge upon written request to: Secretary, Movano Inc., 6800 Koll Center Parkway, Pleasanton, California 94566.

Appendix A
CERTIFICATE OF AMENDMENT

OF

THIRD AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

MOVANO INC.
MOVANO INC., a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify that:
1. The Third Amended and Restated Certificate of Incorporation of the Corporation is hereby amended by deleting the text of the second paragraph of Article FOURTH thereof in its entirety and inserting the following in lieu thereof:
“Upon the effectiveness of this Certificate of Amendment of Certificate of Incorporation (the “Effective Time”), each share of the Common Stock issued immediately prior to the Effective Time shall be automatically reclassified as and converted into [1/2] [1/3] [1/4] [1/5] [1/6] [1/7] [1/8] [1/9] [1/10] [1/11] [1/12] [1/13] [1/14] [1/15] of a share of Common Stock. Any stock certificate that, immediately prior to the Effective Time, represented shares of Common Stock shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent the number of shares of Common Stock into which shares of Common Stock have been reclassified and converted as provided for in the immediately preceding sentence.”
2. The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.
IN WITNESS WHEREOF, MOVANO INC. has caused this Certificate to be executed by its duly authorized officer on this    day of    2025.

By:
Name:	John Mastrototaro
Title:	Chief Executive Officer

A-1

Appendix B
CERTIFICATE OF AMENDMENT

OF

THIRD AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

MOVANO INC.
MOVANO INC., a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify that:
1. The Third Amended and Restated Certificate of Incorporation of the Corporation is hereby amended by deleting the sentence of the first paragraph of the section entitled FOURTH thereof in its entirety and replacing the first paragraph of the section entitled FOURTH with the following:
“FOURTH: The total number of shares of stock that the Corporation shall have authority to issue shall be two-billion and five million shares, consisting of two-billion shares of Common Stock, par value $0.0001 per share (the “Common Stock”), and five million shares of Preferred Stock, par value $0.0001 per share (the “Preferred Stock”).”
2. The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.
IN WITNESS WHEREOF, MOVANO INC. has caused this Certificate to be executed by its duly authorized officer on this    day of    2025.

By:
Name:	John Mastrototaro
Title:	Chief Executive Officer

B-1

MOVANO INC.
6800 KOLL CENTER PARKWAY
PLEASANTON, CA 94566
ATTN: SECRETARY

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on September 25, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/MOVE2025**

You may attend and vote at the meeting and any adjournments or postponements thereof by means of remote communication. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on September 25, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V78946-P37718 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MOVANO INC.

The Board of Directors recommends you vote FOR the following:

Nominees:

	For	Withhold
1a. Emily Wang Fairbairn	☐	☐
1b. Michael Leabman	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Form 10-K and Notice and Proxy Statement are available at www.proxyvote.com.

V78947-P37718

MOVANO INC.
Annual Meeting of Stockholders
September 26, 2025 1:00 PM Pacific Time
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) John Mastrototaro and Jeremy Cogan together, and each of them singly, proxies and attorneys-in-fact for the undersigned, with full power of substitution and re-substitution to represent and vote all shares of stock of Movano Inc. (the "Company") which the undersigned is entitled to vote, with all power and authority that the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Movano Inc. to be held solely by means of remote communication at www.virtualshareholdermeeting.com/MOVE2025 on Friday, September 26, 2025, 1:00 PM Pacific Time, and at any adjournments or postponements thereof, upon the matters set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement. The undersigned hereby revokes any previously submitted proxy with respect to the Annual Meeting of Stockholders and any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES NAMED IN PROPOSAL 1, FOR PROPOSALS 2, 3 AND 4 AND IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OF STOCKHOLDERS AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

Continued and to be signed on reverse side